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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

COMERICA INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Comerica Incorporated

Notice of

Annual Meeting of Shareholders
and
Proxy Statement
2004

i

Comerica Incorporated

Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226

April 2, 2004

Dear Shareholder,

We invite you to attend our 2004 Annual Meeting of Shareholders at 9:30 a.m., Eastern Daylight Savings Time, on Tuesday, May 18, 2004 at the Max M. Fisher Music Center, 3711 Woodward Avenue, Detroit, Michigan. Registration will begin at 8:30 a.m. A map showing the location of the Annual Meeting is on the back cover of the accompanying Proxy Statement.

The Annual Report, which we mailed to you, summarizes Comerica’s major developments during 2003 and includes the 2003 financial statements.

Whether or not you plan to attend the Annual Meeting, please complete and mail the enclosed proxy card promptly so that your shares will be voted as you desire. You may also vote by telephone or by the Internet by following the instructions for using the automated telephone and Internet voting systems provided on the proxy card.

Sincerely,

Ralph W. Babb, Jr.
Chairman, President and Chief Executive Officer

COMERICA INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2004

Date:	May 18, 2004
Time:	9:30 a.m., Eastern Daylight Savings Time
Place:	Max M. Fisher Music Center
3711 Woodward Avenue
Detroit, Michigan 48201

We invite you to attend the Comerica Incorporated Annual Meeting of Shareholders to:

1.	Elect six Class II Directors for three-year terms expiring in 2007 or upon the election and qualification of their successors;

2.	Approve and ratify the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan;

3.	Approve the Comerica Incorporated Incentive Plan for Non-Employee Directors;

4.	Ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2004; and

5.	Transact any other business that is properly submitted before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The record date for the Annual Meeting is March 22, 2004 (the “Record Date”). Only shareholders of record at the close of business on that date can vote at the Annual Meeting. Comerica mailed this Notice of Annual Meeting to those shareholders. Action may be taken at the Annual Meeting on any of the foregoing proposals on the date specified above or any date or dates to which the Annual Meeting may be adjourned or postponed.

Comerica will have a list of shareholders who can vote at the Annual Meeting available for inspection by shareholders at the Annual Meeting, and, for ten days prior to the Annual Meeting, during regular business hours at the offices of the Comerica Corporate Legal Department, Comerica Tower at Detroit Center, 500 Woodward Avenue, MC 3391, Detroit, Michigan 48226.

If you plan to attend the Annual Meeting but are not a shareholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares (e.g., a copy of a recent brokerage statement showing the shares) with you to the Annual Meeting. See “Questions and Answers” (Question 4) in the Proxy Statement for a discussion of the difference between a shareholder of record and a street name holder.

Whether or not you plan to attend the Annual Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by signing, dating and returning the enclosed proxy card, by using the automated telephone voting system (for shares held in your own name or in certain of Comerica’s employee benefit plans), or by using the Internet voting system (for shares held in your own name or in certain of Comerica’s employee benefit plans). You will find instructions for voting by telephone and by the Internet on the enclosed proxy card.

By Order of the Board of Directors,

Jon W. Bilstrom
Executive Vice President — Governance,
Regulatory Relations and Legal Affairs, and
Corporate Secretary

April 2, 2004

Comerica Incorporated

Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3391
Detroit, Michigan 48226

2004 PROXY STATEMENT

Questions and Answers

1. Q:	What is a proxy?

A:	A proxy is a document, also referred to as a proxy card (which is enclosed), by which you authorize someone else to vote for you in the way that you want to vote. Comerica’s Board of Directors is soliciting this proxy. All references in this Proxy Statement to “you” shall mean you, the shareholder, and to “yours” shall mean the shareholder’s or shareholders’, as appropriate.

2. Q:	What is a proxy statement?

A:	A proxy statement is the document the United States Securities and Exchange Commission (the “SEC”) requires to explain the matters on which you are asked to vote on the proxy card. This Proxy Statement and accompanying proxy card were first mailed to the shareholders on or about April 2, 2004.

3. Q:	Who can vote?

A:	Only holders of Comerica’s common stock at the close of business on March 22, 2004, the Record Date, can vote at the Annual Meeting. Each shareholder of record has one vote for each share of common stock owned, on each matter presented for a vote at the Annual Meeting.

4. Q:	What is the difference between a shareholder of record and a “street name” holder?

A:	If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, then the brokerage firm, bank or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or other nominee how to vote their shares using the method described below under “How can I vote?”.

5. Q:	How can I vote?

A:	You can vote in person, by telephone, by the Internet, or by using the enclosed proxy card. To vote by proxy, sign, date and return the enclosed proxy card. To vote by using the automated telephone voting system or the Internet voting system, your shares must be held in your name, and not in the name of a brokerage firm, bank or other nominee, and you must follow the instructions on the enclosed proxy card. If you return your signed proxy card to Comerica before the Annual Meeting, the persons named as proxies on the card will vote your shares as you directed. You may revoke a proxy at any time before the proxy is exercised by:

(1)	delivering written notice of revocation to the Corporate Secretary of Comerica at the Corporate Legal Department, Comerica Tower at Detroit Center, 500 Woodward Avenue, MC 3391, Detroit, Michigan 48226;

(2)	submitting another proxy that is properly signed and later dated;

(3)	voting in person at the Annual Meeting (but only if the shares are registered in Comerica’s records in your name and not in the name of a brokerage firm, bank or other nominee);

(4)	if you previously voted by telephone, by voting by telephone at a subsequent time; or

(5)	if you previously voted by the Internet, by voting by the Internet at a subsequent time.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your brokerage firm, bank or other nominee. Your brokerage firm, bank or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the brokerage firm, bank or other nominee how to vote your shares.

6. Q:	What is a quorum?

A:	There were 173,688,694 shares of Comerica’s common stock issued and outstanding on the Record Date. A majority of the issued and outstanding shares, or 86,844,348 shares, present or represented by proxy, constitutes a quorum. A quorum must exist to conduct business at the Annual Meeting.

7. Q:	What vote is required?

A:	Directors: If a quorum exists, the six nominees for Class II Director who receive the most votes will be elected. Votes withheld and broker non-votes (described below) therefore will have no effect on the outcome of the election of directors, because only a plurality of votes actually cast is needed to elect a Class II Director.

Other Proposals: If a quorum exists, each of the proposals to approve and ratify the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan, approve the Comerica Incorporated Incentive Plan for Non-Employee Directors, and ratify the appointment of independent auditors must receive the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal in question. Therefore, abstentions will have the same effect as voting against these proposals. Broker non-votes (described below) will not be counted in determining the number of shares necessary for approval and, therefore, will have no effect on the outcome of the voting on these proposals.

If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote under the rules of the stock exchange or other organization of which it is a member (for example, under the current rules of the New York Stock Exchange, member brokers would not have discretionary authority to vote on the proposals to approve and ratify the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan or approve the Comerica Incorporated Incentive Plan for Non-Employee Directors). In this situation, a “broker non-vote” occurs. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum.

Comerica will vote properly executed proxies it receives prior to the Annual Meeting in the way you direct. If you do not specify instructions, the shares represented by those properly executed proxies will be voted to elect the nominees for Class II Directors, to approve and ratify the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan, to approve the Comerica Incorporated Incentive Plan for Non-Employee Directors, and to ratify the appointment of Ernst & Young LLP as independent auditors. No other matters are currently scheduled to be presented at the Annual Meeting.

An independent third party will act as the inspectors of election at the Annual Meeting and the tabulator of votes.

8. Q:	Who pays for the costs of the Annual Meeting?

A:	Comerica pays the cost of preparing and printing the Proxy Statement and soliciting proxies. Comerica will solicit proxies primarily by mail, but may also solicit proxies personally and by telephone, the Internet, facsimile or other means. Comerica will use the services of Georgeson Shareholder Communications Inc., a proxy solicitation firm, at a cost of $9,000 plus out-of-pocket expenses and fees for any special services. Officers and regular employees of Comerica and its subsidiaries may also solicit proxies, but they will not receive additional compensation for soliciting proxies, nor will their efforts result in more than a minimal cost to Comerica. Comerica also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses for forwarding solicitation materials to beneficial owners of Comerica’s common stock.

9. Q:	When are shareholder proposals for the 2005 Annual Meeting due?

A:	To be considered for inclusion in next year’s Proxy Statement, all shareholder proposals must comply with applicable laws and regulations, as well as Comerica’s bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Tower at Detroit Center, 500 Woodward Avenue, MC 3381, Detroit, Michigan 48226, by December 3, 2004.

Under Comerica’s bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to propose items of business at an Annual Meeting of Comerica’s shareholders. For the 2005 Annual Meeting of Shareholders, notice must be received by Comerica’s Secretary no later than the close of business on February 17, 2005 and no earlier than the close of business on January 18, 2005. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year’s Annual Meeting date (i.e., May 18, 2005), Comerica must receive your notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date. For example, if the 2005 Annual Meeting were held on July 20, 2005 (more than 60 days after the one year anniversary of this year’s Annual Meeting) and the public announcement regarding the Annual Meeting date were made on March 20, 2005, we would need to receive your notice no earlier than the close of business on March 22, 2005 and no later than the close of business on April 21, 2005.

Comerica’s bylaws contain additional requirements for shareholder proposals. A copy of Comerica’s bylaws can be obtained by written request to the Corporate Secretary.

10. Q:	How can shareholders nominate persons for election as directors at the 2005 Annual Meeting?

A:	All shareholder nominations of persons for election as directors must comply with applicable laws and regulations, as well as Comerica’s bylaws, and must be submitted in writing to the Corporate Secretary, Comerica Incorporated, Comerica Tower at Detroit Center, 500 Woodward Avenue, MC 3381, Detroit, Michigan 48226.

Under Comerica’s bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica’s shareholders. For the 2005 Annual Meeting of Shareholders, notice must be received by Comerica’s Secretary no later than the close of business on February 17, 2005 and no earlier than the close of business on January 18, 2005. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year’s Annual Meeting date (i.e., May 18, 2005), Comerica must receive your notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date. For example, if the 2005 Annual Meeting were held on July 20, 2005 (more than 60 days after the one year anniversary of this year’s Annual Meeting) and the public announcement regarding the Annual Meeting date were made on March 20, 2005, we would need to receive your notice no earlier than the close of business on March 22, 2005 and no later than the close of business on April 21, 2005. If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year’s Annual Meeting, then Comerica will consider your notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives your notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

Comerica’s bylaws contain additional requirements for shareholder nominations of persons for election as directors. A copy of Comerica’s bylaws can be obtained by written request to the Corporate Secretary.

11. Q:	How many of Comerica’s directors are independent?

A:	Comerica’s Board of Directors has determined that 15 of Comerica’s 18 current directors, or more than 80%, are independent. For a discussion of the Board of Directors’ basis for this determination, see the section of this Proxy Statement entitled “Director Independence and Transactions of Directors with Comerica.”

12. Q:	Does Comerica have a Code of Ethics?

A:	Comerica has a Code of Business Conduct and Ethics which applies to all employees, agents and directors of Comerica and its subsidiaries and affiliates. Comerica also has a Senior Financial Officer Code of Ethics which applies to the Chief Executive Officer, Chief Financial Officer, Controller, and Treasurer of Comerica. Both the Code of Business Conduct and Ethics and the Senior Financial Officer Code of Ethics are available on Comerica’s website at www.comerica.com. Copies of such codes can also be obtained by written request to the Corporate Secretary.

13. Q:	How many copies of the Annual Report and Proxy Statement should I receive?

A:	The SEC has adopted a rule concerning the delivery of disclosure documents. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, or information statement to any household at which two or more shareholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both Comerica and you. It reduces the volume of duplicate information received at your household and helps Comerica reduce expenses. Each shareholder subject to Householding will continue to receive a separate proxy card or voting instruction card.

Comerica will deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of the document was delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies to the Corporate Secretary.

If you are a registered shareholder who resides at the same address as another shareholder and you would prefer to receive your own set of the Annual Report and/or Proxy Statement in future years, you may contact our transfer agent, Wells Fargo Shareowner Services, at 1-877-602-7615. You will need to enter your account number and Comerica number 114. Alternatively, you may write to our transfer agent at the following address: Wells Fargo Shareowner Services, Attn: Householding, P.O. Box 64854, St. Paul, MN 55164-0854. If you hold your shares in street name, you may revoke your consent to Householding by contacting your brokerage firm, bank or other nominee or by following the directions set forth on the voting instruction card you received with the proxy materials. If you are currently receiving multiple copies of the Annual Report and/or Proxy Statement and want to receive only a single copy in the future through Householding, follow the same instructions set forth above for registered shareholders or street name holders, as applicable.

14. Q:	Can I receive future Annual Reports and Proxy Statements electronically instead of receiving paper copies through the mail?

A:	Yes. If your shares are registered directly in your name (i.e., you do not hold them in street name) and you have access to the Internet, you can receive Comerica’s Annual Report and Proxy Statement over the Internet rather than in printed form. Enrolling in this service will take just a few minutes of your time. It will give you faster delivery of the documents and will save Comerica the cost of printing and mailing. To agree to access the electronic versions of Comerica’s Annual Report and Proxy Statement instead of receiving the printed versions by mail, go to www.econsent.com/cma and follow the instructions. If you agree to electronic delivery, once the Annual Report and Proxy Statement are available on our website, we will mail you a notice with the website address that you should use to access the information and voting instructions for Internet, telephone or mail voting. Paper copies of the Annual Report and Proxy Statement will not be sent unless you request them. Comerica also may choose to send one or more items to you in paper form despite your consent to receive them electronically.

By consenting to electronic delivery, you are stating that you currently have access to the Internet and expect to have access in the future. If you do not have access to the Internet, or do not expect to have access in the future, please do not consent to electronic delivery, because Comerica may rely on your consent and not deliver paper copies of future Annual Meeting materials. In addition, if you consent to electronic delivery, you will be responsible for the costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, in connection with the electronic delivery of the Annual Report and Proxy Statement.

If you do not consent to access Comerica’s proxy materials through the Internet, you will continue to receive the materials in the mail.

PROPOSAL I SUBMITTED FOR YOUR VOTE

ELECTION OF DIRECTORS

Election of Directors. Comerica’s Board of Directors is divided into three classes, with each class of directors elected to a three-year term of office. There are currently 18 members of the Board of Directors, but after the Annual Meeting there will be 17 directors because one director, Mr. Sims, is retiring. The Board of Directors has reduced the size of the Board to 17 members, effective on the date of the retirement of Mr. Sims.

At each Annual Meeting of Shareholders, you elect one class of directors for a three-year term to succeed the class of directors whose term of office expires at that meeting. This year you are voting on six candidates for the Class II Directors. Based on the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated the current Class II Directors for election: Ralph W. Babb, Jr., James F. Cordes, Peter D. Cummings, Todd W. Herrick, William P. Vititoe and Kenneth L. Way. Each of the nominees has consented to his nomination and has agreed to serve as a director of Comerica, if elected.

If any director is unable to stand for re-election, Comerica may vote the shares to elect any substitute nominees recommended by the Corporate Governance and Nominating Committee. If the Corporate Governance and Nominating Committee does not recommend any substitute nominees, the number of directors to be elected at the Annual Meeting may be reduced by the number of nominees who are unable to serve.

In identifying potential candidates for nomination as directors, the Corporate Governance and Nominating Committee considers the specific qualities and skills of potential directors. The Committee evaluates a potential nominee with regard to his or her ability to represent the long-term interests of Comerica’s four core constituencies: its shareholders, its customers, the communities it serves, and its employees. The Corporate Governance and Nominating Committee’s minimum qualifications for a director nominee are experience in those areas that the Board determines are necessary and appropriate to meet the needs of Comerica, including leadership positions in public companies, small or middle market businesses, not-for-profit organizations, or educational organizations.

For those proposed director nominees who meet the minimum qualifications, the Corporate Governance and Nominating Committee then assesses the proposed nominee’s specific qualifications, evaluates his or her independence, and considers other factors including skills, geographic location, considerations of diversity, standards of integrity, and ability and willingness to commit to serving on the Board for an extended period of time and to dedicate adequate time and attention to the affairs of Comerica as necessary to properly discharge his or her duties.

The Corporate Governance and Nominating Committee does not have a separate policy for consideration of any director candidates recommended by shareholders. Instead, the Corporate Governance and Nominating Committee considers any candidate meeting the requirements for nomination by a shareholder set forth in Comerica’s bylaws (as well as applicable laws and regulations) in the same manner as any other director candidate. The Corporate Governance and Nominating Committee believes that requiring shareholder recommendations for director candidates to comply with the requirements for nominations in accordance with Comerica’s bylaws ensures that the Corporate Governance and Nominating Committee receives at least the minimum information necessary for it to begin an appropriate evaluation of any such director nominee.

Comerica has used a third-party search firm in the past for the purpose of identifying director nominees and may use such a firm in the future. The only function of such search firm would continue to be the identification of potential candidates.

Further information regarding the Board and these nominees begins directly below.

Comerica’s Board of Directors unanimously recommends a vote “FOR” the candidates for Class II Directors.

INFORMATION ABOUT NOMINEES AND INCUMBENT DIRECTORS

The following tables provide information about each nominee for election as a Class II Director and for each of the Class I and Class III Directors whose term of office will continue after the Annual Meeting.

NOMINEES FOR CLASS II DIRECTORS — TERMS EXPIRING IN 2007

	Age as of	Principal Occupation and Business
	April 2,	Experience During Past 5 Years	Director
Name	2004	and Other Directorships(1)	Since(2)

Ralph W. Babb, Jr.	55	President and Chief Executive Officer (since January 2002), Chairman (since October 2002) and Chief Financial Officer (January 2002 to April 2002), Comerica Incorporated; President and Chief Executive Officer (since January 2002) and Chairman (since October 2002), Comerica Bank; Vice Chairman and Chief Financial Officer (March 1999 to December 2001) and Executive Vice President and Chief Financial Officer (June 1995 to March 1999), Comerica Incorporated and Comerica Bank.	2000(3)

James F. Cordes	63	Retired; Executive Vice President (until March 1997), The Coastal Corporation (diversified energy company); President (until March 1997), American Natural Resources Company (diversified energy company); Director, Northeast Utilities.	1984

Peter D. Cummings	56	Chairman (since June 1991), Ram Realty Services (private real estate management and development company); President (since August 1978), Southern Realty Group, Inc. (real estate investment company); real estate investor.	1997(4)(5)

Todd W. Herrick	61	Chairman (since February 2003) and President and Chief Executive Officer (since April 1986), Tecumseh Products Company (manufacturer of engines and power train components for lawn and garden applications); Director, Tecumseh Products Company.	1993(4)

William P. Vititoe	65	Retired; Chairman, President and Chief Executive Officer (January 1994 to February 1997), Washington Energy Company (diversified energy company, now Puget Sound Energy, Inc., a subsidiary of Puget Energy, Inc.); Director, Cabot Oil & Gas Corporation.	1983(4)

Kenneth L. Way	64	Retired; Chairman (October 2000 to December 2002) and Chairman and Chief Executive Officer (until September 2000), Lear Corporation (manufacturer of automotive components); Director, CMS Energy Corporation, WESCO International, Inc. and Lear Corporation.	1996(6)

INCUMBENT CLASS I DIRECTORS — TERMS EXPIRING IN 2006

	Age as of	Principal Occupation and Business
	April 2,	Experience During Past 5 Years	Director
Name(7)	2004	and Other Directorships(1)	Since(2)

Lillian Bauder	64	Vice President, Corporate Affairs (since October 1996), Masco Corporation (manufacturer of diversified household and consumer products and services); Chairman and President (since January 2002) and President (October 1996 to December 2001), Masco Foundation; Director, DTE Energy Company.	1986(4)

Anthony F. Earley, Jr.	54	Chairman and Chief Executive Officer (since August 1998), DTE Energy Company (diversified energy company); Director, Plug Power Inc., Masco Corporation and DTE Energy Company.	1998(4)

Max M. Fisher	95	Investor; Director, Sotheby’s Holdings, Inc.	1963(5)(8)

David Baker Lewis	59	Chairman (since November 1982), Lewis & Munday, PC (law firm); Chairman (since November 2001) and Secretary and Treasurer (April 1992 to November 2001), Paradies Metro-Ventures, Inc. (company operating airport news and gift shop concessions); Director, The Kroger Co.; Manager, The Detroit Edison Securitization Funding LLC.	1995(4)

Robert S. Taubman	50	Chairman (since December 2001) and President and Chief Executive Officer (since September 1990), The Taubman Company (shopping center management company engaged in leasing, management and construction supervision); Chairman (since December 2001) and President and Chief Executive Officer (since August 1992), Taubman Centers, Inc. (real estate investment trust that owns, develops and operates regional shopping centers nationally); Director, Sotheby’s Holdings, Inc. and Taubman Centers, Inc.	1987(4)

INCUMBENT CLASS III DIRECTORS — TERMS EXPIRING IN 2005

	Age as of	Principal Occupation and Business
	April 2,	Experience During Past 5 Years	Director
Name	2004	and Other Directorships(1)	Since(2)

Joseph J. Buttigieg, III	58	Vice Chairman (since March 1999), Comerica Incorporated and Comerica Bank; Executive Vice President (June 1995 to March 1999), Comerica Incorporated.	2000(9)

J. Philip DiNapoli	64	President (since May 1998), JP DiNapoli Companies, Inc. (real estate investment, development and management company); Managing Partner (since November 1974), Real Estate Division of DiNapoli family holdings; Director, SJW Corp.	1991

Roger Fridholm	63	President (since January 1991), St. Clair Group (private investment company); President (since November 1994), IPG Services Corp. (staffing services company); President (May 1998 to June 2000), MSX International, Inc. (staffing and business services company).	1985(4)

	Age as of	Principal Occupation and Business
	April 2,	Experience During Past 5 Years	Director
Name	2004	and Other Directorships(1)	Since(2)

Alfred A. Piergallini	57	Consultant (since January 2001), Desert Trail Consulting (marketing consulting organization); Chairman, President and Chief Executive Officer (December 1999 to December 2001), Novartis Consumer Health Worldwide (manufacturer, developer and marketer of health-related products); President and Chief Executive Officer (February 1999 to December 1999), Novartis Consumer Health North America; Vice Chairman, President and Chief Executive Officer (until February 1999), Gerber Products Company (manufacturer and developer of infant and toddler nutrition and wellness products); Director, Central Garden & Pet Company.	1991

Patricia M. Wallington	65	President (since December 1998), CIO Associates (consulting firm).	1998

Gail L. Warden	65	President Emeritus (since June 2003) and President and Chief Executive Officer (April 1988 to June 2003), Henry Ford Health System (not-for-profit healthcare corporation).	1990(4)

(1)	This column includes principal occupations and employment for the previous five years, including employment with Comerica and Comerica Bank, a wholly-owned subsidiary of Comerica.

(2)	Except as noted in a separate footnote below, this column represents the year each nominee or incumbent director became a director of Comerica.

(3)	The year Mr. Babb became a director of Comerica Bank. Mr. Babb became a director of Comerica in September 2001.

(4)	The year the named individual became a director of Comerica Bank. This individual became a director of Comerica in July 2000, at which time the named individual resigned as a director of Comerica Bank.

(5)	Mr. Cummings is Mr. Fisher’s son-in-law.

(6)	The year Mr. Way became a director of Comerica Bank. Mr. Way ceased serving as a director of Comerica Bank in May 1998, when he became a director of Comerica.

(7)	Howard F. Sims is retiring, and his term of office as a Class I director will not continue after the Annual Meeting to which this Proxy Statement relates. Accordingly, pursuant to Item 401 of Regulation S-K, no information was given regarding Mr. Sims in this section of the Proxy Statement.

(8)	The year Mr. Fisher became a director of Manufacturers Bank, National Association. Mr. Fisher became a director of Manufacturers National Corporation in 1973, which merged with Comerica on June 18, 1992, at which time Mr. Fisher became a director of Comerica.

(9)	The year Mr. Buttigieg became a director of Comerica Bank. Mr. Buttigieg became a director of Comerica in January 2002.

COMMITTEES AND MEETINGS OF DIRECTORS

The Board has several committees, as set forth in the following chart and described below. The names of the directors serving on the committees and the committee chairs are also set forth in the chart. The current terms of the various committee members expire in May 2004.

COMMITTEE ASSIGNMENTS

		Corporate			Qualified
Audit and		Governance and		Public	Legal	Risk Asset	Trust and
Legal	Compensation	Nominating	Executive	Responsibility	Compliance	Quality Review	Investment

Bauder, Lillian	Earley, Anthony F., Jr.	Bauder, Lillian	Babb, Ralph W., Jr.	Fridholm, Roger	Bauder, Lillian	Buttigieg, Joseph J., III	Cummings, Peter D.

Cordes, James F.	Fisher, Max M.	Cummings, Peter D.	Plus 5 outside directors	Lewis, David Baker	Cordes, James F.	Cordes, James F.	Lewis, David Baker

DiNapoli, J. Philip	Piergallini, Alfred A.	DiNapoli, J. Philip		Warden, Gail L.	DiNapoli, J. Philip	Herrick, Todd W.	Wallington, Patricia

Vititoe, William P.	Way, Kenneth L.	Earley, Anthony F., Jr.			Vititoe, William P.	Taubman, Robert S.

		Sims, Howard F.(1)				Vititoe, William P.

Chairperson in Italics

(1)	Mr. Sims is retiring immediately after the 2004 Annual Meeting.

Executive Committee. This committee can exercise the authority, powers and duties of the Board in managing the business and affairs of Comerica between meetings of the Board, if necessary, to the extent permitted by Delaware law. In the event that the committee convenes, the committee’s members are Comerica’s Chairman and a minimum of any five outside directors who are available at the time. The Executive Committee did not meet during 2003.

Audit and Legal Committee. As provided in its Board-adopted written charter, this committee consists of members who are outside directors and who meet the independence and experience requirements of applicable rules of the New York Stock Exchange and the SEC. This committee is responsible, among other things, for the review and oversight of Comerica’s significant litigation, the review of programs and procedures designed to avoid conflicts of interest and to promote compliance with laws, regulations and corporate policy and the oversight of investigations of certain suspect activities, as well as matters referred to in this Proxy Statement under “Audit and Legal Committee Report.” None of the members of the Audit and Legal Committee serve on the audit committees of more than three public companies. The Board of Directors has determined that all of the members of the Audit and Legal Committee are independent within the meaning of those independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange. See “Director Independence and Transactions of Directors with Comerica.” The Board of Directors has further determined that Comerica has at least one audit committee financial expert serving on the Audit and Legal Committee as required by the SEC, and that director is Mr. William P. Vititoe. A current copy of the charter of the Audit and Legal Committee is available to security holders on Comerica’s website at www.comerica.com and is included as Appendix I to this Proxy Statement. The Audit and Legal Committee met 13 times in 2003.

Compensation Committee. This committee establishes Comerica’s executive compensation policies and programs, administers Comerica’s 401(k), stock, incentive, pension and deferral plans and monitors compliance with laws and regulations applicable to the documentation and administration of Comerica’s employee benefit plans, among other things. The Board of Directors has determined that all of the members of the Compensation Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the New York Stock Exchange. See “Director Independence and Transactions of Directors with Comerica.” A current copy of the charter of the Compensation Committee is available to security holders on Comerica’s website at www.comerica.com. A copy of the charter may also be obtained by written request to the Corporate Secretary. The Compensation Committee met seven times in 2003.

Corporate Governance and Nominating Committee. This committee monitors the effectiveness of the Board and oversees corporate governance issues. Among its various other duties, this committee reviews and recommends to the full Board candidates to become Board members, develops and administers performance criteria for members of the Board, and oversees matters relating to the size of the Board, its committee structure and assignments, and the conduct and frequency of Board meetings. The Board of Directors has determined that all of the members of the Corporate Governance and Nominating Committee are independent, pursuant to independence requirements established from time to time by the Board and the listing standards of the New York Stock Exchange. See “Director Independence and Transactions of Directors with Comerica.” A current copy of the charter of the Corporate Governance and Nominating Committee is available to security holders on Comerica’s website at www.comerica.com. A copy of the charter may also be obtained by written request to the Corporate Secretary. The Corporate Governance and Nominating Committee met four times in 2003.

Public Responsibility Committee. This committee monitors Comerica’s performance under the Community Reinvestment Act and Affirmative Action and Diversity programs. The committee also monitors Comerica’s social responsibilities, including its customer needs, community relations, charitable contributions, consumer issues and Minority Supplier Program. A current copy of the charter of the Public Responsibility Committee is available to security holders on Comerica’s website at www.comerica.com. A copy of the charter may also be obtained by written request to the Corporate Secretary. The Public Responsibility Committee met three times during 2003.

Qualified Legal Compliance Committee. This committee assists the Board in promoting the best interests of Comerica by reviewing evidence of potential material violations of securities law or breaches of fiduciary duties or similar violations by Comerica or any officer, director, employee, or agent thereof, providing recommendations to address any such violations, and monitoring Comerica’s remedial efforts with respect to any such violations. The Board of Directors has determined that all of the members of the Qualified Legal Compliance Committee are independent, pursuant to independence requirements established from time to time by the Board and the SEC and the listing standards of the New York Stock Exchange. See “Director Independence and Transactions of Directors with Comerica.” A current copy of the charter of the Qualified Legal Compliance Committee is available to security holders on Comerica’s website at www.comerica.com. A copy of the charter may also be obtained by written request to the Corporate Secretary. The Qualified Legal Compliance Committee met once in 2003.

Risk Asset Quality Review Committee. This committee reviews Comerica’s credit policies and promotes the use of sound operating procedures for credit administration throughout the various subsidiaries of Comerica. Among its various other duties, this committee reviews Comerica’s credit quality statistics and reserve levels, and annually approves financial management and credit policies. A current copy of the charter of the Risk Asset Quality Review Committee is available to security holders on Comerica’s website at www.comerica.com. A copy of the charter may also be obtained by written request to the Corporate Secretary. The Risk Asset Quality Review Committee met four times in 2003.

Trust and Investment Committee. This committee administers and provides general supervision of the exercise of fiduciary and other business investment responsibilities. Among its various other responsibilities, this committee monitors the operation and performance of common trust funds and collective funds. This committee also approves the designation of other banks not affiliated with Comerica as depositories of funds awaiting investment or other disposition. A current copy of the charter of the Trust and Investment Committee is available to security holders on Comerica’s website at www.comerica.com. A copy of the charter may also be obtained by written request to the Corporate Secretary. The Trust and Investment Committee met three times during 2003.

Board and Committee Meetings. There were six regular and no special meetings of the Board and thirty-five meetings of the various committees of the Board during 2003. All director nominees and incumbent directors attended at least seventy-five percent of the aggregate number of meetings held by the Board and by all the committees of the Board on which the respective directors served. Comerica expects all of its directors to attend the Annual Meeting except in cases of illness, emergency or other reasonable grounds for non-attendance. Nineteen of the 21 Board members on the date of the 2003 Annual Meeting attended that meeting. Mr. Fisher was excused due to illness and Mr. Taubman was excused due to conflicting business obligations out of town.

NON-MANAGEMENT DIRECTORS AND COMMUNICATION WITH THE BOARD

The non-management directors meet at regularly scheduled executive sessions without management. Kenneth L. Way is the facilitating director at such sessions. Interested parties may communicate directly with Mr. Way or with the non-management directors as a group by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, 500 Woodward Avenue, MC 3381, Detroit, Michigan 48226, Attn: Non-Management Directors. Alternatively, shareholders may send communications to the full Board by sending written correspondence, delivered via United States mail or courier service, to: Secretary of the Board, Comerica Incorporated, 500 Woodward Avenue, MC 3381, Detroit, Michigan 48226, Attn: Full Board of Directors. The Board of Directors’ current practice is that the Secretary will relay all communications received to the facilitating director, in the case of communications to non-management directors, and to the Chairman of the Board, in the case of communications to the full Board.

DIRECTOR INDEPENDENCE AND

TRANSACTIONS OF DIRECTORS WITH COMERICA

The Board of Directors has determined that at least 80% of the directors of Comerica are independent within the meaning of the listing standards of the New York Stock Exchange. To assist in making these determinations of independence, Comerica adopted categorical standards found in its Corporate Governance Guidelines, a current copy of which is available to security holders on Comerica’s website at www.comerica.com or by written request to the Corporate Secretary. The categorical standards are also included as Appendix II to this Proxy Statement.

In addition to the categorical standards, the Board of Directors, in making its determinations of independence, also reviewed certain other types of relationships that directors may have with Comerica and determined that such relationships are not material. These relationships include lending relationships, deposit relationships, other banking relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, private banking, investment management, custodial, securities brokerage, cash management and similar services) and other commercial or charitable relationships between Comerica and its subsidiaries, on the one hand, and an entity with which the director (or any of the director’s immediate family members, as defined in the categorical standards) is affiliated by reason of being a director, officer or a significant shareholder thereof, on the other, which meet the following criteria:

1.	such relationships are in the ordinary course of business of Comerica and are on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons; and

2.	with respect to extensions of credit by Comerica or its subsidiaries to such entity or its subsidiaries:

(a)	such extensions of credit have been made in compliance with applicable law, including the Federal Reserve Board’s Regulation O and Section 13(k) of the Securities Exchange Act of 1934;

(b)	such extensions of credit did not involve more than the normal risk of collection or present other unfavorable features; and

(c)	no event of default has occurred and is continuing beyond any period of cure.

Finally, the Board of Directors reviewed and considered, in respect of Mr. DiNapoli, the lease by Comerica Bank, a subsidiary of Comerica, of space in San Jose, California from The Fifty-five Almaden Blvd. Limited Partnership, a California limited partnership in which DiNapoli Family, L.P., a limited partnership owned by Mr. DiNapoli and his immediate family, and RLD Family Limited Partnership and SDS Nexgen Partners, LP, limited partnerships owned by the families of Mr. DiNapoli’s two siblings, are each an 8 1/3% partner. Mr. DiNapoli is a director of Comerica and a member of the Audit and Legal Committee, the Corporate Governance and Nominating Committee, and the Qualified Legal Compliance Committee. The lease provides for base rent plus annual expense payments that adjust each year. The base rent paid in 2003 was $1,094,419, and the expected base rent in 2004 is $1,048,519. The expense payment for 2003 was $96,740, and the 2004 expense payment is currently estimated to be the same. The lease expires December 31, 2006. In addition, Comerica Bank subleases additional space in the same building from another tenant. Comerica’s annual base rent for the subleased space is $159,727, plus annual expense payments that adjust each year. The expense payment for 2003 was $5,916, and the 2004 expense payment is currently estimated to be the same. The direct lease for the subleased space expires on October 31, 2006. During 2003, Comerica Bank vacated both the directly leased and subleased spaces and subleased them to a third party. The annual rent under this sublease is $344,760; however, Comerica Bank did not receive any rent under this sublease in 2003. After reviewing and considering this transaction, the Board of Directors determined that such relationship is not material on the basis that this transaction is nominal and routine in nature and was entered into in the ordinary course of business.

On the bases described above, the Board of Directors has affirmatively determined that the following directors meet the categorical standards for independence and that such directors have no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a director: Lillian Bauder, James F. Cordes, Peter D. Cummings, J. Philip DiNapoli, Anthony F. Early, Jr., Max M. Fisher, Roger Fridholm, David Baker Lewis, Alfred A. Piergallini, Howard F. Sims (who is retiring immediately after the 2004 Annual Meeting), Robert S. Taubman, William P. Vititoe, Patricia M. Wallington, Gail L. Warden and Kenneth L. Way. The Board of Directors determined that, although Todd W. Herrick meets the categorical standards for independence during a transitional period included in those standards and provided for in the listing rules of the New York Stock Exchange, he will no longer meet the standards after the expiration of the transitional period because of a past compensation committee interlock described below under “Compensation Committee Interlocks and Insider Participation.” Accordingly, the Board determined that Mr. Herrick is not independent. It further determined that Ralph W. Babb, Jr. and Joseph J. Buttigieg, III are not independent because they are both employees of Comerica.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

During all or part of 2003, Messrs. Earley, Fisher, Lyon, Piergallini, Walker and Way served as members of the Compensation Committee. No such member of the Compensation Committee is, or was during 2003, an officer or employee of Comerica or any of its subsidiaries, nor was any such member formerly an officer of Comerica or any of its subsidiaries. Ralph W. Babb, Jr., Chairman, President and Chief Executive Officer of Comerica, served on the Governance and Executive Compensation Committee of Tecumseh Products Company until March 2003. Todd W. Herrick, a director of Comerica, is Chairman, President and Chief Executive Officer of Tecumseh Products Company.

COMPENSATION OF DIRECTORS

Fees. From January 1, 2003 to September 30, 2003, non-employee directors received an annual retainer of $50,000, and the chair of each committee received an additional annual retainer of $5,000. In addition, non-employee Board committee members received $500 for each committee meeting attended in excess of four committee meetings per year. Beginning on October 1, 2003, the annual retainer for non-employee directors was reduced to $35,000, with the chair of each committee receiving an additional annual retainer of $5,000, and each non-employee director receiving $1,500 for each committee meeting attended. These amounts were prorated for the relevant periods. Comerica allows non-employee directors to defer some or all of their annual retainer under a deferred compensation plan. The compensation deferred earns a return based on the return of Comerica common stock. At the end of the deferral period, Comerica pays the deferred compensation to those participating directors in Comerica common stock. Comerica also reimburses non-employee directors for all expenses incurred for the purpose of attending Board and committee meetings. Directors who are employees of Comerica do not receive additional compensation for their service on the Board and its committees.

Stock Option Plan. Comerica has a stock option plan for non-employee directors under which a total of 375,000 shares of common stock may be issued as options. On the date of each Annual Meeting of Shareholders, Comerica grants each non-employee director an option to purchase 2,500 shares of common stock of Comerica. The exercise price of each option is the fair market value of each share of common stock on the date the option is granted. Options become exercisable one year after the date of the grant and expire ten years after the grant date. The last options to be granted under this plan will be granted on the date of the 2004 Annual Meeting of Shareholders. Thereafter the plan will be replaced by the Comerica Incorporated Incentive Plan for Non-Employee Directors if such plan is approved by the shareholders at the Annual Meeting.

Comerica formerly had a stock option plan for non-employee directors of its affiliated banks (the “Bank Directors’ Option Plan”), under which a total of 450,000 shares of common stock of Comerica could be issued as options. Any current Comerica director who previously was a non-employee director of an affiliated bank received options under the Bank Directors’ Option Plan during the period that the non-employee director served on the board of the affiliated bank. Comerica terminated the Bank Directors’ Option Plan as there currently are no non-employee directors on the boards of Comerica’s affiliated banks.

Insurance. Comerica provides a $150,000 business travel, accident and felonious assault insurance benefit for each non-employee director and maintains directors’ and officers’ liability insurance policies with a total limit of $75 million.

RETIREMENT PLANS FOR DIRECTORS

Until May 15, 1998, Comerica and Comerica Bank, its wholly-owned subsidiary, each had a retirement plan for non-employee directors who served at least five years on the Board. The plans terminated on May 15, 1998, and benefit accrual under the plans froze on the same date. Any non-employee director of either Comerica or Comerica Bank as of May 15, 1998 who served at least five years on the Board, whether before or after that date, has vested benefits under the plans. Any director who became a non-employee director of either Comerica or Comerica Bank on or after May 15, 1998, is not eligible to participate in the plans. However, non-employee directors who became members of the Board of Comerica in the year 2000, but who were directors of Comerica Bank prior to May 15, 1998, are covered by the Comerica Bank retirement plan.

Benefits under the plans become payable when the director reaches age 65 or retires from the Board, whichever occurs later. Payments may commence prior to the director’s 65th birthday if he or she retires from the Board due to illness or disability.

Under the plans, Comerica or Comerica Bank, as appropriate, accrued one month of retirement income credit for each month of service as of May 15, 1998, up to a maximum of 120 months, on behalf of each eligible director. Upon retirement, an eligible director receives a monthly retirement benefit equal to one-twelfth of the annual retainer fee in effect for directors as of May 15, 1998. The eligible director receives retirement benefits for the total number of months, as of May 15, 1998, the director has accrued retirement income credit, but payments terminate upon the director’s death.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The SEC requires that Comerica provide information about any shareholder who beneficially owns more than 5% of Comerica’s common stock. The following table provides the required information about the only shareholder known to Comerica to be the beneficial owner of more than 5% of Comerica’s common stock. Comerica relied solely on information Capital Research and Management Company furnished in its filed Schedule 13G, dated February 10, 2004, to report this information.

Amount and Nature of Beneficial Ownership as of December 31, 2003

Name and Address	Amount and Nature of	Percent
of Beneficial Owner	Beneficial Ownership	of Class

Capital Research and Management Company	14,845,000(1)	8.5%
333 South Hope Street Los Angeles, CA 90071

(1)	Capital Research and Management Company, a registered investment adviser, is deemed to be the beneficial owner of these shares as a result of acting as investment adviser to various registered investment companies and has sole dispositive power with respect to these shares.

SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information about the number of shares of Comerica’s common stock beneficially owned by Comerica’s incumbent directors and director nominees, the officers named in the Summary Compensation Table presented in this Proxy Statement (the “named executive officers”) and all incumbent directors, nominees and executive officers as a group. The number of shares each individual beneficially owns includes shares over which the person has or shares voting or investment power as of March 22, 2004 and also any shares which the individual can acquire by May 21, 2004 (60 days after the Record Date), through the exercise of any stock option or other right. Unless indicated otherwise, each individual has sole investment and voting power (or shares those powers with his or her spouse) with respect to the shares listed in the table.

	Amount and Nature		Percent
Name of Beneficial Owner	of Beneficial Ownership		of Class

Elizabeth S. Acton	41,822	(1)	*
Ralph W. Babb, Jr.	469,859	(2)	*
Lillian Bauder	28,340	(3)(13)	*
Joseph J. Buttigieg, III	381,223	(4)	*
James F. Cordes	58,758	(5)(13)	*
Peter D. Cummings	61,833	(5)(13)	*
J. Philip DiNapoli	326,918	(3)(13)	*
Anthony F. Earley, Jr.	15,208	(6)(13)	*
Max M. Fisher	2,624,028	(3)(7)(13)	1.5%
Roger Fridholm	33,898	(3)(13)(14)	*
J. Michael Fulton	185,436	(8)	*
Todd W. Herrick	21,861	(3)(13)	*
David Baker Lewis	20,519	(3)(13)	*
John D. Lewis	521,794	(9)	*
Alfred A. Piergallini	55,057	(10)(13)	*
Howard F. Sims (retiring)	30,738	(3)(13)	*
Robert S. Taubman	24,431	(3)(13)	*
William P. Vititoe	24,684	(3)(13)	*
Patricia M. Wallington	13,847	(11)(13)	*
Gail L. Warden	18,299	(12)(13)	*
Kenneth L. Way	27,060	(5)(13)	*
Directors, nominees and executive officers as a group (29 people)	5,634,264	(15)(16)	3.2%

*	Represents holdings of less than one percent of Comerica’s common stock.

(1)	Includes 26,000 shares of common stock of Comerica which the named executive will forfeit if the named executive does not remain an employee for the period Comerica requires (typically 3-5 years) (“restricted stock”), currently exercisable options to purchase 7,500 shares of common stock of Comerica and options to purchase 7,500 shares of common stock of Comerica which will become exercisable by May 21, 2004. Comerica granted these options under Comerica’s Long-Term Incentive Plan.

(2)	Includes 27,500 shares of restricted stock and currently exercisable options to purchase 375,250 shares of common stock of Comerica, which Comerica granted to Mr. Babb under Comerica’s Long-Term Incentive Plan.

(3)	Includes currently exercisable options to purchase 14,500 shares of common stock of Comerica and options to purchase 2,500 shares of common stock of Comerica which will become exercisable by May 21, 2004. Comerica granted these options under Comerica’s Stock Option Plan for Non-Employee Directors.

(4)	Includes 21,500 shares of restricted stock and currently exercisable options to purchase 300,750 shares of common stock of Comerica, which Comerica granted to Mr. Buttigieg under Comerica’s Long-Term Incentive Plan.

(5)	Includes currently exercisable options to purchase 11,500 shares of common stock of Comerica and options to purchase 2,500 shares of common stock of Comerica which will become exercisable by May 21, 2004. Comerica granted these options under Comerica’s Stock Option Plan for Non-Employee Directors.

(6)	Includes currently exercisable options to purchase 10,000 shares of common stock of Comerica and options to purchase 2,500 shares of common stock of Comerica which will become exercisable by May 21, 2004. Comerica granted these options under Comerica’s Stock Option Plan for Non-Employee Directors.

(7)	Includes 660 shares owned by a limited liability company, over which Mr. Fisher shares voting and investment powers. The shares shown for Mr. Fisher also include 661,932 shares owned by a corporation, over which his spouse shares voting and investment powers, 599 shares owned by a charitable remainder unitrust, over which his spouse has voting and investment powers, and 6,123 shares owned by Mr. Fisher’s spouse as a co-trustee. Mr. Fisher disclaims beneficial ownership of the shares owned by the corporation, the charitable remainder unitrust and his wife as trustee. The shares shown for Mr. Fisher do not include 133,929 shares owned by members of his family and shares held in trust for their benefit. Mr. Fisher does not have voting or investment power over, and disclaims beneficial ownership of, these shares. Mr. Fisher’s ownership (including options described in footnote 3 and the shares described in footnote 13), combined with the ownership of these family members, totals 2,757,957 shares.

(8)	Includes 17,500 shares of restricted stock and currently exercisable options to purchase 139,725 shares of common stock of Comerica, which Comerica granted to Mr. Fulton under Comerica’s Long-Term Incentive Plan.

(9)	Includes 21,500 shares of restricted stock and currently exercisable options to purchase 400,850 shares of common stock of Comerica, which Comerica granted to Mr. Lewis under Comerica’s Long-Term Incentive Plan.

(10)	Includes currently exercisable options to purchase 8,000 shares of common stock of Comerica and options to purchase 2,500 shares of common stock of Comerica which will become exercisable by May 21, 2004. Comerica granted these options under Comerica’s Stock Option Plan for Non-Employee Directors.

(11)	Includes currently exercisable options to purchase 8,500 shares of common stock of Comerica and options to purchase 2,500 shares of common stock of Comerica which will become exercisable by May 21, 2004. Comerica granted these options under Comerica’s Stock Option Plan for Non-Employee Directors.

(12)	Includes currently exercisable options to purchase 12,786 shares of common stock of Comerica and options to purchase 2,500 shares of common stock of Comerica which will become exercisable by May 21, 2004. Comerica granted these options under Comerica’s Stock Option Plan for Non-Employee Directors.

(13)	Includes the following number of shares deemed invested, on behalf of the respective non-employee directors, in Comerica common stock under a deferred compensation plan: Lillian Bauder, 5,477 shares; James F. Cordes, 3,810 shares; Peter D. Cummings, 5,602 shares; J. Philip DiNapoli, 3,767 shares; Anthony F. Earley, Jr., 2,208 shares; Max M. Fisher, 3,386 shares; Roger Fridholm, 4,998 shares; Todd W. Herrick, 1,934 shares; David Baker Lewis, 2,019 shares; Alfred A. Piergallini, 3,557 shares; Howard F. Sims, 3,647 shares; Robert S. Taubman, 2,571 shares; William P. Vititoe, 1,957 shares; Patricia M. Wallington, 2,847 shares; Gail L. Warden, 2,029 shares; and Kenneth L. Way, 6,235 shares.

(14)	Includes 200 shares owned by a charitable trust, over which both Mr. Fridholm and his spouse share voting and investment powers. Mr. Fridholm disclaims beneficial ownership of these shares.

(15)	Includes 172,600 shares of restricted stock and options to purchase 1,919,771 shares of Comerica’s common stock which are or will become exercisable by May 21, 2004, and which are beneficially owned by incumbent directors, nominees and executive officers as a group. Comerica granted the options under Comerica’s long-term incentive plans and Comerica’s Stock Option Plan for Non-Employee Directors. The number shown also includes 681,954 shares of Comerica’s common stock for which the directors, nominees and executive officers share voting and investment power.

(16)	Consists of 16 non-employee directors and nominees and 13 executive officers, two of whom are employee directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Comerica’s directors, executive officers and persons who own more than ten percent of a registered class of Comerica’s equity securities file reports of stock ownership and any subsequent changes in stock ownership with the SEC and the New York Stock Exchange not later than specified deadlines. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, Comerica believes that, during the year ended December 31, 2003, each of its executive officers, directors and greater than ten percent shareholders complied with all such applicable filing requirements except that Messrs. Babb, Beran, Buttigieg, Fulton, Greene, and Lewis, as well as Mr. Thomas R. Johnson, formerly Executive Vice President and Chief Credit Officer of Comerica, each filed one late report covering one grant of restricted stock as a result of an internal clerical error; Mr. Beran filed one additional late report covering one gift of stock; Mr. Cordes filed one late report covering one receipt of deferred director fees; Mr. DiNapoli filed one late report covering one transfer of stock from one entity to another entity, both of which are controlled by Mr. DiNapoli; Mr. Fulton filed one additional late report covering one sale of stock; and Mr. Greene filed one additional late report covering one transfer of stock from an account in his spouse’s name to an account held jointly with his spouse.

EXECUTIVE OFFICERS

The following table provides information about Comerica’s current executive officers. The Board has determined that the current officers who are in charge of principal business units, divisions or functions and officers of Comerica or its subsidiaries who perform significant policy making functions for Comerica are the members of the Management Policy Committee, along with the Controller. The current members of the Management Policy Committee are the Chairman, President and Chief Executive Officer (Mr. Babb), the Vice Chairmen (Messrs. Buttigieg and Lewis), the Chief Financial Officer (Ms. Acton), the Chief Information Officer (Mr. Beran), the Executive Vice President — Governance, Regulatory Relations and Legal Affairs and Secretary (Mr. Bilstrom), the President and CEO of Comerica Bank-Western Division (Mr. Fulton), the Chief Credit Officer (Mr. Greene), the President and CEO of Comerica Bank-Texas Division (Mr. Gummer), the Senior Vice President and Director of Human Resources (Mr. Lake), the Senior Vice President, Corporate Planning, Development and Risk Management (Mr. Michalak), and the Executive Vice President, Wealth and Institutional Management (Mr. Mooradian). The Controller is Mr. Elenbaas.

	Age
	as of
	April 2,	Principal Occupation and Business	Executive
Name	2004	Experience During Past 5 Years(1)	Officer

Elizabeth S. Acton	52	Executive Vice President and Chief Financial Officer (since April 2002), Comerica Incorporated and Comerica Bank; Vice President and Treasurer (October 2000 to April 2002), Ford Motor Company (motor vehicle manufacturer); Executive Vice President — Finance and Chief Financial Officer (January 1998 to October 2000), Ford Motor Credit Company (automotive financing company).	2002-Present

Ralph W. Babb, Jr.	55	President and Chief Executive Officer (since January 2002), Chairman (since October 2002) and Chief Financial Officer (January 2002 to April 2002), Comerica Incorporated; President and Chief Executive Officer (since January 2002) and Chairman (since October 2002), Comerica Bank; Vice Chairman and Chief Financial Officer (March 1999 to December 2001) and Executive Vice President and Chief Financial Officer (June 1995 to March 1999), Comerica Incorporated and Comerica Bank.	1995-Present

John R. Beran	51	Executive Vice President and Chief Information Officer (since May 1995), Comerica Incorporated and Comerica Bank.	1995-Present

	Age
	as of
	April 2,	Principal Occupation and Business	Executive
Name	2004	Experience During Past 5 Years(1)	Officer

Jon W. Bilstrom	58	Executive Vice President (since January 2003) and Secretary (since June 2003), Comerica Incorporated; Executive Vice President (since May 2003) and Secretary (since June 2003), Comerica Bank; President and Chief Executive Officer (April 2001 to December 2002), The Bar Plan Mutual Insurance Company (insurance company); General Counsel and Secretary (May 1990 to October 1999), Mercantile Bancorporation Inc. (bank holding company).	2003-Present

Joseph J. Buttigieg, III	58	Vice Chairman (since March 1999), Comerica Incorporated and Comerica Bank; Executive Vice President (June 1995 to March 1999), Comerica Incorporated.	1992-Present

Marvin J. Elenbaas	52	Senior Vice President, Controller and Chief Accounting Officer (since March 1998), Comerica Incorporated and Comerica Bank.	1997-Present

J. Michael Fulton	54	Executive Vice President (since May 2002 and May 1997 to May 2000), Comerica Incorporated; President and Chief Executive Officer — Western Division (since July 2003), Comerica Bank; President and Chief Executive Officer (July 1993 to June 2003), Comerica Bank-California.	1993-2001; 2003-Present

Dale E. Greene	57	Executive Vice President and Chief Credit Officer (since December 2002), Comerica Incorporated; Executive Vice President (since March 1996), Comerica Bank.	1996-2001; 2003-Present

Charles L. Gummer	57	President and Chief Executive Officer — Texas Division (since July 2003), Comerica Bank; President (November 1989 to June 2003) and Chief Executive Officer (January 1992 to June 2003), Comerica Bank-Texas; Executive Vice President (May 1997 to May 2000), Comerica Incorporated.	1992-2001; 2003-Present

James E. Lake	56	Senior Vice President (since July 2003) and First Vice President (since April 1989), Comerica Incorporated; Senior Vice President (since November 2003), Comerica Bank.	2003-Present

John D. Lewis	55	Vice Chairman (since January 1994 and January 1990 to June 1992) and Executive Vice President (June 1992 to January 1994), Comerica Incorporated; Vice Chairman (since March 1995 and January 1990 to June 1992), Comerica Bank.	1988-Present

	Age
	as of
	April 2,	Principal Occupation and Business	Executive
Name	2004	Experience During Past 5 Years(1)	Officer

Michael H. Michalak	46	Senior Vice President (since March 1998), Comerica Incorporated; Senior Vice President (since November 2003), Comerica Bank.	2003-Present

Dennis J. Mooradian	56	Executive Vice President (since November 2003), Comerica Incorporated and Comerica Bank; Executive Vice President (May 1996 to October 2003), Wells Fargo & Company (bank holding company).	2003-Present

(1)	This column includes principal occupations and employment with subsidiaries and other affiliates of Comerica and of Manufacturers National Corporation.

COMPENSATION OF EXECUTIVE OFFICERS

The following table summarizes the compensation of the Chief Executive Officer of Comerica and the four officers of Comerica who were both executive officers as of the end of the fiscal year ended December 31, 2003 and received the highest compensation during such fiscal year (collectively, the “named executive officers”). The table also includes the compensation of the named executive officers for the fiscal years ended December 31, 2002 and December 31, 2001.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation

Annual Compensation					Awards		Payouts

					Restricted	Securities
				Other	Stock	Underlying	LTIP	All Other
				Annual	Award(s)	Options	Payouts	Compensation
	Fiscal	Salary	Bonus	Compensation	(1)(2)	(3)	(4)	(5)(6)
Name and Principal Position(a)	Year	($)	($)	($)	($)	(#)	($)	($)

Ralph W. Babb, Jr.	2003	820,000	943,028	12,056	432,400	120,000	164,005	12,396
Chairman of the Board, President	2002	762,506	0	15,064	632,000	125,000	360,011	10,374
and Chief Executive Officer,	2001	526,000	789,750	14,610	385,725	125,000	449,800	17,084
Comerica Incorporated and Comerica Bank

Joseph J. Buttigieg, III	2003	560,000	579,600	7,598	302,680	68,000	89,600	14,590
Vice Chairman, Comerica	2002	545,000	0	8,729	442,400	70,000	196,200	9,807
Incorporated and Comerica Bank	2001	474,000	631,800	8,325	385,725	75,000	359,840	11,206

John D. Lewis	2003	560,000	579,600	7,913	302,680	68,000	89,600	15,130
Vice Chairman, Comerica	2002	545,000	0	9,304	442,400	70,000	196,200	12,802
Incorporated and Comerica Bank	2001	496,000	631,800	9,845	385,725	75,000	359,840	15,110

Elizabeth S. Acton	2003	438,000	327,405	6,110	259,440	40,000	21,681	3,887

Executive Vice President	2002 (7)	330,192	406,066 (8)	4,905	1,240,400	30,000	18,934 (8)	101,865 (9)
and Chief Financial Officer, Comerica Incorporated and Comerica Bank

J. Michael Fulton	2003	390,000	291,525	5,837	129,720	24,700	35,100	14,265
Executive Vice President,	2002	380,000	0	6,346	442,400	25,800	76,950	11,516
Comerica Incorporated and	2001	343,000	330,500	7,213	385,725	16,200	137,500	13,981
President and Chief Executive Officer — Comerica Bank-Western Division

LTIP = long-term incentive plan

(a)	Current position held by the named executive officer as of January 1, 2004.

(1)	Generally, restricted stock is granted to certain key employees and is forfeitable if such individuals do not remain employees for the period Comerica requires (typically 3-5 years), unless vesting is accelerated by the Compensation Committee in its discretion. The value of the 2003, 2002 and 2001 restricted stock awards is calculated based on the price of Comerica’s common stock of $43.24, $63.20 and $51.43, respectively, on the grant dates. In addition, Comerica calculated the market value using the closing price of Comerica’s common stock of $56.06 per share on December 31, 2003. As of December 31, 2003, each of the named executive officers held the following number of shares of common stock (“restricted stock”), which the named executive officer may forfeit if he or she does not remain an employee for the term established by Comerica: Ralph W. Babb, Jr., 35,000 shares with a market value of $1,962,100; Joseph J. Buttigieg, III, 29,000 shares with a market value of $1,625,740; John D. Lewis, 29,000 shares with a market value of $1,625,740; Elizabeth S. Acton, 26,000 shares with a market value of $1,457,560; and J. Michael Fulton, 21,000 shares with a market value of $1,177,260. The market value does not give effect to any diminution in value due to the restrictions on this stock.

(2)	Comerica pays dividends on restricted stock at the same rate and on the same terms that it pays dividends on its common stock.

(3)	Comerica has never granted stock appreciation rights under Comerica’s Long-Term Incentive Plan.

(4)	Amounts in this column represent incentive awards based on Comerica’s average return on equity and earnings per share growth for three-year performance periods ending in 2003, 2002 and 2001. Comerica pays the award to each of the named executive officers in cash and fifty percent of the award automatically is invested in shares of non-transferable common stock. If the participant defers the award, one hundred percent of deferred awards are deemed invested in Comerica common stock and are paid out in common stock. Executives may not transfer stock awarded through this program until the executive’s employment with Comerica terminates (“non-transferable stock”). On March 12, 2004, each of the following named executive officers received stock pursuant to his or her 2003 incentive award: Joseph J. Buttigieg, III, 822 shares; John D. Lewis, 1,645 shares; Elizabeth S. Acton, 199 shares; and J. Michael Fulton, 322 shares. Comerica calculated the number of shares to be awarded using a market price of $54.57 on that date. On March 26, 2004, Ralph W. Babb, Jr. received 3,084 shares of stock pursuant to his 2003 incentive award at the market price of $53.18 on that date. The shares of stock received pursuant to the 2003 incentive award are non-transferrable stock.

(5)	Amounts for 2003 for each of the named executive officers include a $1,000 matching contribution and $2,887 performance match under Comerica’s 401(k) plan. Amounts for 2003 also include life insurance premiums paid by Comerica for the benefit of the named executive officers (Ralph W. Babb, Jr., $7,259; Joseph J. Buttigieg, III, $10,703; John D. Lewis, $11,243; Elizabeth S. Acton, none; and J. Michael Fulton, $5,378).

(6)	Amounts for 2003 for each of the named executive officers include Employee Stock Purchase Plan matching contributions for the following named executive officers in the amount set forth opposite such officer’s name: (Quarterly Match: J. Michael Fulton, $3,750. Retention Match: Ralph W. Babb, Jr., $1,250; Joseph J. Buttigieg, III, none; John D. Lewis, none; Elizabeth S. Acton, none; and J. Michael Fulton, $1,250). All participants in the Employee Stock Purchase Plan are eligible to receive matching contributions.

(7)	Elizabeth S. Acton joined Comerica as Executive Vice President and Chief Financial Officer on April 15, 2002. Accordingly, there is no compensation disclosed for the fiscal year ended December 31, 2001.

(8)	As part of her employment offer, Elizabeth S. Acton was guaranteed a minimum bonus of 100% of her base salary of $425,000 under Comerica’s Management Incentive Plan for 2002. Of that $425,000 bonus, $18,934 was granted as an incentive award based on Comerica’s average return on equity and earnings per share growth performance for a three-year period from 2000 through 2002 (prorated for the time Ms. Acton was an employee with Comerica), as described more fully in footnote 4, and the remaining $406,066 was granted under the annual management incentive funding of the Management Incentive Plan.

(9)	Includes a one-time signing bonus of $100,000.

The following table provides information on stock options Comerica granted in 2003 to the named executive officers.

OPTION GRANTS IN LAST FISCAL YEAR(1)

					Potential Realizable
Individual Grants					Value at Assumed Annual Rates
					of Stock Price Appreciation
					for Option Term(3)

	Number of	Percent of Total
	Securities	Options
	Underlying	Granted to	Exercise or
	Options	Employees in	Base Price	Expiration
Name	Granted(2)	Fiscal Year	($/Sh)	Date	0% ($)	5% ($)	10% ($)

Ralph W. Babb, Jr.	120,000	4.13%	40.32	4/17/13	0	3,042,844	7,711,164
Joseph J. Buttigieg, III	68,000	2.34%	40.32	4/17/13	0	1,724,278	4,369,659
John D. Lewis	68,000	2.34%	40.32	4/17/13	0	1,724,278	4,369,659
Elizabeth S. Acton	40,000	1.38%	40.32	4/17/13	0	1,014,281	2,570,388
J. Michael Fulton	24,700	0.85%	40.32	4/17/13	0	626,319	1,587,214

(1)	Comerica has never granted stock appreciation rights under Comerica’s Long-Term Incentive Plan.

(2)	This column represents the number of options granted to each named executive officer in 2003. These options have a ten year term and become exercisable annually in 25% increments, beginning on January 27, 2004. The exercise price is equal to the fair market value of the shares covered by each option on the date each option was granted.

(3)	Amounts in these columns represent the potential value which a holder of the option may realize at the end of the option’s term assuming the annual rates of growth indicated in the above columns. The value of the options has not been discounted to reflect present values. These amounts are not intended to forecast possible future appreciation, if any, of Comerica’s stock price.

The following table provides information concerning the exercise of stock options by the named executive officers during the last fiscal year and the value of unexercised options at December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES(1)

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-The-Money Options At
	(#)	($)	Year-End		Fiscal Year-End(2)
	Shares Acquired	Value	(#)	(#)	($)	($)
Name	on Exercise	Realized(3)	Exercisable	Unexercisable	Exercisable	Unexercisable

Ralph W. Babb, Jr.	0	0	276,500	295,000	2,692,755	2,363,175
Joseph J. Buttigieg, III	0	0	242,025	176,750	2,952,227	1,516,945
John D. Lewis	19,500	368,940	359,675	176,750	5,422,697	1,516,945
Elizabeth S. Acton	0	0	7,500	62,500	0	629,600
J. Michael Fulton	9,488	308,645	118,550	56,650	1,344,738	491,801

(1)	Comerica has never granted stock appreciation rights under Comerica’s Long-Term Incentive Plan.

(2)	The value of “in-the-money” options is calculated as of December 31, 2003. Such value is equal to the difference between $56.06 (the closing price on December 31, 2003) and the option exercise price multiplied by the number of shares of Comerica’s common stock underlying the option. An option is “in-the-money” if the market value of the common stock underlying the option is greater than the exercise price.

(3)	Value is calculated based upon the difference between the per-share option exercise price and the market value of a share of Comerica’s common stock on the date of exercise, multiplied by the applicable number of shares.

The following table provides information on estimated payouts that could be made to the named executive officers in 2006 if specified objectives are attained.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR(1)

		Estimated Future Payouts Under
		Non-Stock Price-Based Plans
	Performance	Threshold	Target	Maximum(2)
Name	Period	($)	($)	($)

Ralph W. Babb, Jr.	2003-2005	0	410,000	820,000
Joseph J. Buttigieg, III	2003-2005	0	224,000	448,000
John D. Lewis	2003-2005	0	224,000	448,000
Elizabeth S. Acton	2003-2005	0	98,550	197,100
J. Michael Fulton	2003-2005	0	87,750	175,500

(1)	Participants earn long-term awards under the Management Incentive Plan based upon Comerica’s attainment of specified objectives established by the Compensation Committee in relation to Comerica’s average return on common equity and earnings per share growth during the three year performance period. Comerica pays the award in cash and fifty percent of the award is automatically invested in non-transferable shares of Comerica’s common stock, unless the participant defers the award. One hundred percent of the deferred awards are deemed invested in Comerica common stock and are paid out in common stock.

(2)	Each year Comerica determines the amount necessary to fund long-term awards under the Management Incentive Plan for the upcoming year. The maximum stated for each named executive officer represents the maximum amount which could be funded for each named executive officer based upon the achievement of the performance criteria under the plan and on such executive officer’s organizational level and base salary. The Compensation Committee may use its discretion to reduce the payment to the named executive officer based on individual performance for the previous three performance years. As a result, an individual’s award may be less than the maximum stated in the table above for the named executive officer.

DEFINED BENEFIT PENSION PLAN BENEFITS

Comerica maintains the Comerica Incorporated Retirement Plan (2000 Amendment and Restatement), a tax-qualified defined benefit pension plan (the “Pension Plan”). The Pension Plan is a consolidation of the former Manufacturers National Corporation Pension Plan (the “Manufacturers Plan”) and the Comerica Incorporated Retirement Plan (the “Comerica Plan”) and pension plans of other companies acquired by Comerica (the “Acquired Companies’ Plans”). Participants who retire under the Pension Plan receive a pension based on a formula which takes into consideration final average compensation and years of service, including years of service credited under the Manufacturers Plan, the Comerica Plan or the Acquired Companies’ Plan applicable to the former participants of those plans.

As of December 31, 2003, under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the maximum annual pension that any participant, including any named executive officer, may receive under a qualified defined benefit plan is $160,000. The maximum annual compensation of any participant which Comerica can consider in computing a pension under a qualified plan is $200,000. To the extent that Tables I, II and III reflect an annual pension greater than $160,000, or compensation above $200,000, Comerica will pay the participant, including any named executive officer, the additional amount under a non-qualified plan maintained by Comerica.

Table I below provides estimates of the amounts payable as an annual pension using various levels of final average compensation and years of service credited under the Pension Plan in 1994 and later years. Comerica calculated the amounts shown in Table I without applying the limitations under the Internal Revenue Code which are discussed above and which apply to the Pension Plan.

Table I: Annual Pension Under Pension Plan**

Based on Years of Credited Service

	Years of Service
Final Average
Compensation*	5	15	25	35

$500,000	$38,461	$115,383	$192,306	$253,267
600,000	$46,461	$139,383	$232,306	$305,767
700,000	$54,461	$163,383	$272,306	$358,267
800,000	$62,461	$187,383	$312,306	$410,767
900,000	$70,461	$211,383	$352,306	$463,267
1,000,000	$78,461	$235,383	$392,306	$515,767
1,500,000	$118,461	$355,383	$592,306	$778,267
2,000,000	$158,461	$475,383	$792,306	$1,040,767
2,500,000	$198,461	$595,383	$992,306	$1,303,267

*	Based on the average of the highest 5 consecutive years of compensation in the last 10 years of employment.

**	Effective January 1, 2000, the Compensation Committee amended the Pension Plan to provide a funding mechanism for retirees terminating employment after January 1, 2000 to purchase additional health care insurance. This is a level benefit to all employees and is not based on final compensation. Instead, it provides $3 per “point” for each year of service and age for those who retire prior to their normal social security retirement date, and $1.50 per “point” for each year of service and age after their normal retirement age. Eligibility is based on the employee either being at age 60 with 10 years of service or at age 55 or later when an employee accumulates 80 points (for example, age 55 and 25 years of service, which would result in an annual payment of $240 until the normal social security retirement date, and of $120 thereafter).

Tables II and III provide estimates of the amounts payable as an annual pension using various levels of final average compensation and years of service credited in years prior to 1994. Comerica calculated the amounts shown in Tables II and III without applying the limitations under the Internal Revenue Code which are discussed above and which apply to the Pension Plan.

Table II: Annual Pension Under Comerica Plan

Based on Years of Credited Service Prior to 1994

	Years of Service
Final Average
Compensation*	5	15	25	35

$500,000	$43,041	$129,124	$215,206	$301,289
600,000	$51,791	$155,374	$258,956	$362,539
700,000	$60,541	$181,624	$302,706	$423,789
800,000	$69,291	$207,874	$346,456	$485,039
900,000	$78,041	$234,124	$390,206	$546,289
1,000,000	$86,791	$260,374	$433,956	$607,539
1,500,000	$130,541	$391,624	$652,706	$913,789
2,000,000	$174,291	$522,874	$871,456	$1,220,039
2,500,000	$218,041	$654,124	$1,090,206	$1,526,289

*	Based on the average of the highest 5 consecutive years of compensation in the last 10 years of employment.

Table III: Annual Pension Under Manufacturers Plan

Based on Years of Credited Service Prior to 1994

	Years of Service
Final Average
Compensation*	5	15	25	35

$500,000	$40,101	$120,304	$200,506	$265,607
600,000	$48,451	$145,354	$242,256	$320,707
700,000	$56,801	$170,404	$284,006	$375,807
800,000	$65,151	$195,454	$325,756	$430,907
900,000	$73,501	$220,504	$367,506	$486,007
1,000,000	$81,851	$245,554	$409,256	$541,107
1,500,000	$123,601	$370,804	$618,006	$816,607
2,000,000	$165,351	$496,054	$826,756	$1,092,107
2,500,000	$207,101	$621,304	$1,035,506	$1,367,607

*	Based on the average of the highest 5 consecutive years of compensation in the last 10 years of employment.

The estimated years of service credited under the Pension Plan for each of the named executive officers as of April 2, 2004 are as follows: Elizabeth S. Acton, 1 year; Ralph W. Babb, Jr., 8.8 years; Joseph J. Buttigieg, III, 32 years; J. Michael Fulton, 33 years; and John D. Lewis, 33.5 years. The years of service credited to Mr. Lewis include 23.5 years of service credited under the Comerica Plan for which a past service pension is payable under the Pension Plan. The years of service credited to Mr. Buttigieg include 21.5 years of service credited under the Manufacturers Plan for which a past service pension is payable under the Pension Plan. In addition, Comerica has contractually agreed to pay Mr. Babb additional pension amounts to equalize the effects of his departure from his previous employer. A description of Mr. Babb’s agreement is included under the section captioned “Employment Contracts and Severance Agreements” in this Proxy Statement.

Under the Pension Plan, a participant who is unmarried at the time he or she retires generally receives a pension in the form of a straight life annuity, the annual amounts of which are listed in the tables above. A participant who is married at the time he or she retires generally receives a pension in the form of a joint and 50% survivor annuity, the amount of which is actuarially equivalent to the straight life annuity. The pension amounts appearing in the Pension Plan Tables assume that retirement will occur at the normal retirement age of 65.

The amounts set forth in the tables above are not subject to deduction for Social Security or other offset amounts. The pension benefit formula under each of these plans is designed so that the pension benefits payable are integrated with the Social Security taxable wage base.

TRANSACTIONS OF EXECUTIVE OFFICERS WITH COMERICA

Some of the executive officers of Comerica, their related entities, and members of their immediate families were customers of and had transactions (including loans and loan commitments) with banking affiliates of Comerica during 2003. Comerica made all loans and commitments in the ordinary course of business, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons not affiliated with Comerica or its subsidiaries, and the transactions did not involve more than the normal risk of collection or present other unfavorable features.

EMPLOYMENT CONTRACTS AND SEVERANCE AGREEMENTS

Ralph W. Babb, Jr. is a party to a Supplemental Pension and Retiree Medical Agreement with Comerica. Comerica will provide Mr. Babb with a supplemental pension to equalize the effect his departure from his previous employer had on his pension. This supplemental pension provides

Mr. Babb a benefit equal to the amount to which he would have been entitled under Comerica’s Pension Plan had he been employed by Comerica since October 1978 (an additional 17 years of service) less amounts received by him under both Comerica’s Pension Plan and the defined benefit pension plans of his prior employer. In addition, Comerica will provide Mr. Babb and his spouse with retiree medical and accidental insurance coverage for his or her lifetime on a basis no less favorable than such benefits are provided to them as of the date of the agreement.

CHANGE OF CONTROL AGREEMENTS

Each named executive officer is a party to a change of control employment agreement with Comerica. These agreements become effective only in the event of a change of control as defined in the agreement. The agreement is for an initial three-year period (the “Agreement Period”), commencing on the date the executive and Comerica sign the agreement, and is extended automatically at the end of each year for an additional one year unless Comerica delivers written notice to the named executive officer, at least sixty days prior to the annual renewal date, that the agreement will not be extended. Comerica intends that the Agreement Period will always be three years.

If a change of control of Comerica occurs during the Agreement Period, the employment period begins and Comerica will continue the executive’s employment for a period of thirty months from the date of the change of control. During this employment period:

•	The executive’s position and duties will be at least commensurate with the most significant duties held by him or her during the 120 day period prior to the date of a change of control.

•	Comerica will assign the executive an office at the location where he or she was employed on the date the change of control occurred or an office less than 60 miles from such office.

•	Each executive will receive a monthly base salary equal to or greater than the highest monthly base salary he or she earned from Comerica during the twelve month period prior to the date of the change of control, and an annual cash bonus at least equal to the highest bonus he or she earned during any of the last three fiscal years prior to the date the change of control occurred. (Comerica will annualize the amount of the bonus earned by the executive if the executive was not employed by Comerica for the entire year.)

•	The executive also will be eligible to receive annual salary increases and to participate in all of Comerica’s executive compensation plans and employee benefit plans, including health, accident, disability and life insurance benefit plans, at least equal to the most favorable of those plans which were in effect at any time during the 120 day period preceding the effective date of his or her agreement.

If the executive dies or becomes disabled during the employment period, the executive or his or her beneficiary will receive accrued obligations, including salary, pro rata bonus, deferred compensation and vacation pay, and death or disability benefits.

The agreement also provides severance benefits to the executive if Comerica terminates his or her employment for a reason other than cause or disability or if he or she resigns for good reason during the employment period. Good reason under the agreement includes termination of the agreement by the executive for any reason during the 30-day period immediately following the first anniversary of the change of control. If the executive becomes entitled to receive severance benefits under his or her agreement, he or she will receive in addition to other benefits:

•	any unpaid base salary through the date of termination;

•	a proportionate bonus based upon the highest annual bonus he or she earned during any of the last three fiscal years prior to the effective date of the executive’s agreement or during the most recently completed fiscal year;

•	an amount equal to three times the executive’s annual base salary;

•	an amount equal to three times the highest annual bonus the executive earned during any of the last three fiscal years prior to the effective date of his or her agreement or during the most recently completed fiscal year;

•	payment under Comerica’s defined benefit pension plan and any excess benefit plan in which the executive participates, in an amount equal to the excess of: (a) the retirement benefits he or she would receive under the plans if he or she continued to receive service credit for three years after the date his or her employment was terminated, over (b) the retirement benefits he or she actually accrued under the plans;

•	continuation of health, accident, disability and life insurance benefits for three years after the executive’s employment terminates, unless he or she becomes eligible to receive comparable benefits during the three-year period; and

•	payment of any legal fees and expenses reasonably incurred by the executive to enforce his or her rights under the agreement.

If the Internal Revenue Service subjects any payment to the executive under the change of control employment agreement to an excise tax under Section 4999 of the Internal Revenue Code, the executive will receive an additional payment so that the amount he or she receives equals the amount he or she would receive under the agreement if an excise tax was not imposed. However, this additional payment will not be made to the executive unless the payment exceeds 110% of the payments that could have been made to him or her without the imposition of an excise tax.

The executive will also receive any benefits he or she may have under any other agreement with, or benefit plan or arrangement of, Comerica.

The information contained in the Compensation Committee Report is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors establishes the annual compensation for the Chairman, President and Chief Executive Officer. The Compensation Committee reviews and approves the annual compensation for Comerica’s Vice Chairmen, Executive Vice Presidents, and other officers of the management team based on the recommendations of management. The Compensation Committee is composed entirely of independent directors.

Compensation Philosophy

Comerica designed its compensation program to attract, motivate, reward and retain superior executive talent. The program emphasizes performance-based compensation and encourages long-term strategic decision making. The principal components of the executive compensation program are base salaries, annual and long-term management incentive awards and long-term stock incentive awards.

In determining appropriate levels of compensation for the Chairman, President and Chief Executive Officer, Vice Chairmen, Executive Vice Presidents, and other officers of the management team, the Compensation Committee evaluates: (1) individual performance, and (2) Comerica’s performance and compensation levels in relation to its “peer group,” currently consisting of 18 bank holding companies, which the Compensation Committee has determined are appropriately related to business focus and size. The “peer group” may change from year to year depending on changes in the marketplace and Comerica’s business and strategic focus.

As a member of the Keefe-50 Bank Index, key competitors in our “peer group” are included in the Keefe-50 Bank Index used below in Comerica’s performance graph.

Compensation of the Chief Executive Officer

Comerica’s Board of Directors relies upon its Chief Executive Officer to provide effective leadership and execute a successful business plan for the entire organization. Other key measures of the Chief Executive Officer’s performance include development of the senior managers of Comerica and their leadership role in their communities.

The Compensation Committee established Mr. Babb’s 2003 base salary, management incentive award, stock option grants and restricted stock awards in amounts commensurate with his performance and position and the performance of Comerica. This is done in accordance with Comerica’s compensation philosophy described above.

Base Salaries

The Compensation Committee adjusts salaries to an appropriate level based on performance and contribution to the organization’s success.

Management Incentive Plan

Comerica maintains a Management Incentive Plan for executive officers which provides for incentives driven by Comerica’s performance, currently return on equity and earnings per share growth, in relation to Comerica’s “peer group.”

Accordingly, the 2003 management incentive awards for the named executive officers, including Mr. Babb, were based on Comerica’s 2003 adjusted return on equity of 12.13 percent, which placed Comerica at number 16 among its “peer group,” and Comerica’s adjusted earnings per share growth of 13.44 percent, which placed Comerica at number 3 among its “peer group.” For all senior officers, except the named executive officers, a portion of the annual incentive funding under the Management Incentive Plan is tied to the achievement of non-financial goals, determined by the Compensation Committee at the beginning of each performance period.

Upon determination of Comerica’s performance in relation to the “peer group,” the Compensation Committee established a pool of awards for distribution under the incentive plan. The distribution of individual awards to the executive officers and the other participants in the program is based on corporate performance, individual performance and individual levels of responsibility within Comerica.

Mr. Babb’s 2003 annual award under the Management Incentive Plan reflects Comerica’s return on equity performance and earnings per share growth in comparison to the “peer group.”

To reward consistently achieved performance over a three year period, the Management Incentive Plan provides for an additional award to be paid based on Comerica’s performance, currently average return on equity and earnings per share growth for the most recent three year period, relative to its “peer group.” Comerica pays the award to each of the named executive officers in cash and fifty percent of the award automatically is invested in shares of non-transferable common stock. If the senior officer defers the award, one hundred percent of deferred awards are deemed invested in Comerica common stock and are paid out in common stock. Comerica attaches a non-transferability restriction to the stock grant which precludes the recipient from disposing of the stock prior to retirement or other termination of employment. The portion of the three year award that is invested in stock serves to further align the interests of Comerica’s senior officers with those of the shareholders.

Comerica’s adjusted average return on equity of 13.91 percent for the three year period from 2001 through 2003 ranked thirteenth among the “peer group.” Comerica’s adjusted average earnings per share growth of -4.62 percent ranked eighteenth among the “peer group.” The Compensation Committee, in accordance with the terms of the Management Incentive Plan, makes certain adjustments to return on equity and earnings per share growth to further its intent of ensuring that senior officers are fairly compared to their peers. These adjustments relate to certain extraordinary corporate transactions, including restructuring charges, and certain accounting matters, such as goodwill amortization and expensing of stock options.

Stock-Based Awards

Comerica’s key officers and employees, including all of its named executive officers, are eligible to receive stock-based awards under Comerica’s Long-Term Incentive Plan. The plan’s objective is to align the interests of Comerica’s key officers and employees with those of its shareholders.

Awards in 2003 consisted of stock option and restricted stock grants. Stock option grant exercise prices were equal to the fair market value of Comerica’s common stock on the grant date. Because executives and other employees receive value from stock option grants only in the event of stock price appreciation, the Compensation Committee believes stock options are a strong incentive to improve long term financial performance and increase shareholder value. Restricted stock was granted to certain key employees and is forfeitable if such individuals do not remain employees for the period Comerica requires (typically between 3 and 5 years). However, vesting may be accelerated by the Compensation Committee in its discretion, as permitted by the Long-Term Incentive Plan.

Grants of stock options and restricted stock to the named executive officers, including Mr. Babb, are allocated from a pool of stock which is created each year based on Comerica’s overall performance and a percentage of each officer’s base salary. Each named executive officer’s grant from the stock pool is based on the Compensation Committee’s assessment of his or her individual performance, levels of responsibility and contributions to Comerica.

Stock Ownership Guidelines

Comerica has stock ownership guidelines which encourage senior officers to own a significant number of shares of Comerica’s common stock. The stock ownership guidelines are calculated based on the senior officer’s annual base salary times a certain multiple. Comerica encourages its senior officers to achieve the targeted stock ownership levels within five years of being promoted or named to the applicable senior officer position. As of December 31, 2003, all senior officers of Executive Vice President level or higher who had held their current title for at least five years had met their respective stock ownership guidelines.

OFFICER STOCK OWNERSHIP GUIDELINES

Multiple of
	Annual	Years to
Level	Salary	Attain

Chairman and Chief Executive Officer	5.0 times	5 Years
President	3.5 times	5 Years
Vice Chairman	3.0 times	5 Years
Executive Vice President	3.0 times	5 Years
Senior Vice President	2.0 times	5 Years
First Vice President	1.0 time	5 Years

Deductibility of Executive Compensation

The Compensation Committee’s objective is to structure Comerica’s executive compensation programs to maximize the deductibility of executive compensation under the Internal Revenue Code. However, the Compensation Committee reserves the right in the exercise of its business judgment to establish appropriate compensation levels for executive officers that may exceed the limits on tax deductibility established under Section 162(m) of the Internal Revenue Code and would not be deductible.

The Compensation Committee

Kenneth L. Way, Chairman

Anthony F. Earley, Jr.
Max M. Fisher
Alfred A. Piergallini

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information about Comerica’s common stock that may be issued upon the exercise of options, warrants and rights under all of Comerica’s equity compensation plans as of December 31, 2003.

Number of
securities
	Number of		remaining available
	securities to be	Weighted-	for future issuance
	issued upon	average exercise	under equity
	exercise of	price of	compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
	and rights	and rights	in column(a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	16,338,793	$50.09	10,104,558 (3)
Equity compensation plans not approved by security holders(4)	344,286	$51.20	55,500 (2)

Total	16,683,079	$50.12	10,160,058

(1)	Consists of options to acquire shares of common stock, par value $5.00 per share, issued under Comerica’s Amended and Restated 1997 Long-Term Incentive Plan, the 1991 Long-Term Incentive Plan, the Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors, the Imperial Bank Stock Option Plan (assumed by Comerica in connection with its acquisition of Imperial Bank), and the Metrobank 1988 Stock Option Plan (assumed by Comerica in connection with its acquisition of Metrobank). Does not include 464,841 shares of restricted stock outstanding as of December 31, 2003. There are no shares available for future issuances under any of these plans other than Comerica’s Amended and Restated 1997 Long-Term Incentive Plan and the Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors. The Amended and Restated 1997 Long-Term Incentive Plan was initially approved by the shareholders on May 16, 1997, with the most recent amendments to the plan, which required shareholder approval, approved on May 22, 2001.

(2)	Does not include shares of common stock purchased by employees under Comerica’s Employee Stock Purchase Plan, or contributed by Comerica on behalf of the employees. Prior to its amendment and restatement (described below), 1,600,000 shares of Comerica’s common stock had been registered for sale or awards to employees under the Employee Stock Purchase Plan. As of December 31, 2003, 1,041,352 shares had been purchased by or contributed on behalf of employees, leaving 558,648 shares available for future sale or awards. If these shares available for future sale or awards under the Employee Stock Purchase Plan were included, the number shown would be 614,148.

(3)	These shares are available for future issuance under Comerica’s Amended and Restated 1997 Long-Term Incentive Plan in the form of options, restricted stock, and other performance or non-performance related awards and under the Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors in the form of options. Under the Long-Term Incentive Plan, not more than a total of 2.4 million shares may be used for awards other than incentive or non-qualified stock options and not more than 2 million are available for issuance pursuant to the exercise of incentive stock options. Further, no eligible individual during any calendar year may receive more than the lesser of (i) 15% of the shares available for awards during such calendar year, or (ii) 350,000 shares.

(4)	Consists of options to acquire shares of common stock, par value $5.00 per share, issued under the Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors of Comerica Bank and Affiliated Banks.

Most of the equity awards made by Comerica are granted under the shareholder-approved Amended and Restated 1997 Long-Term Incentive Plan. Plans not approved by Comerica’s shareholders include:

Amended and Restated Comerica Incorporated Stock Option Plan for Non-Employee Directors of Comerica Bank and Affiliated Banks (Terminated March 2004). Under this plan, Comerica may grant options to acquire up to 450,000 shares of common stock, subject to equitable adjustment upon the occurrence of events such as stock splits, stock dividends or recapitalizations. After each Annual Meeting of Shareholders, each member of the Board of Directors of a subsidiary bank of Comerica who is not an employee of Comerica or of any of its subsidiaries nor a director of Comerica (the “Eligible Directors”) automatically will be granted an option to purchase 2,500 shares of the common stock of Comerica. Option grants under the plan are in addition to annual retainers, meeting fees and other compensation payable to Eligible Directors in connection with their services as directors. The plan is administered by a committee of the Board of Directors. With respect to the automatic grants, the Committee does not have discretion with respect to matters such as the selection of directors to whom options will be granted, the timing of grants, the number of shares to become subject to each option grant, the exercise price of options, or the periods of time during which any option may be exercised. In addition to the automatic grants, the committee may grant options to the Eligible Directors in its discretion. The exercise price of each option granted is the fair market value of each share of common stock subject to the option on the date the option is granted. The exercise price is payable in full upon exercise of the option and may be paid in cash or by delivery of previously owned shares. The committee may change the option price per share following a corporate reorganization or recapitalization so that the aggregate option price for all shares subject to each outstanding option prior to the change is equivalent to the aggregate option price for all shares or other securities into which option shares have been converted or which have been substituted for option shares. The term of each option cannot be more than ten years. This plan was terminated by the Board of Directors on March 23, 2004. Accordingly, no new options may be granted under this plan.

Employee Stock Purchase Plan. Under Comerica’s Employee Stock Purchase Plan (the “ESPP”), a total of 1.6 million shares of Comerica’s common stock were registered and available for sale or awards to eligible Comerica employees as of June 2003. The ESPP provides participating employees a convenient and affordable way to purchase shares of Comerica common stock without being charged a brokerage fee. Employees may contribute to the plan through regular after-tax payroll deductions, or they may make after-tax lump sum contributions during two window periods during the year. Comerica provides a matching contribution equal to 15% of the contributions made during the previous quarter, provided there have been no withdrawals during that quarter. Comerica also provides a matching contribution equal to 5% of the contributions made during the first of the previous two plan years, provided there have been no withdrawals during the previous two plan years and the participant is still employed on the last day of the second plan year. No matches are made on contributions exceeding $25,000 per year. Following a contribution, the plan administrator purchases shares of stock for a participant’s account. Such purchases are generally made on the open market at the current market price as soon as practicable under the plan.

Comerica’s shareholders have not previously approved the ESPP, which was typical for plans of this type prior to revisions to the New York Stock Exchange listing rules. However, Comerica has amended and restated the ESPP effective as of June 30, 2003, subject to shareholder approval. Under the ESPP as amended, the number of shares available for sale or awards to eligible Comerica employees is limited to 5 million. The ESPP has also been amended to provide that, under the ESPP, Comerica may, in its discretion, make service award contributions to the accounts of those employees whom it wishes to recognize for service to Comerica. Such service award contributions are used to purchase shares of Comerica stock at the current market price. Comerica uses this program to recognize and reward employees for attaining specified years of service. From 1993 to December 31, 2003, Comerica awarded 54,499 shares of common stock under its service award program. Each year, Comerica authorizes the awards of shares to employees who attain the requisite years of service. Currently under the program, employees receive 4, 5, 7 and 10 shares of common stock for attaining 10, 15, 20 and 25 years of service, respectively. The number of shares awarded each year depends on the employees who attain the requisite years of service. Through March 22, 2004, Comerica has awarded, through the ESPP, 3,300 shares of common stock under the service award program.

See “Proposal II Submitted for Your Vote — Approval and Ratification of the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan” for further information regarding the proposed amendment of the ESPP.

Director Deferred Compensation Plans. Comerica maintains two deferred compensation plans for non-employee directors of Comerica, its subsidiaries and its advisory boards: the Amended and Restated Comerica Incorporated Common Stock Non-Employee Director Fee Deferral Plan (the “Common Stock Deferral Plan”) and the Amended and Restated Comerica Incorporated Non-Employee Director Fee Deferral Plan (the “Director Fee Deferral Plan”). The Common Stock Deferral Plan allows directors to invest in units that are equivalent to shares of common stock of Comerica, while the Director Fee Deferral Plan allows directors to invest in units that are equivalent to the shares of certain mutual funds offered under such plan. The Common Stock Deferral Plan previously provided for the mandatory deferral of 50% of the annual retainer of each director of Comerica into shares of common stock of Comerica, but currently has no mandatory deferral. Until the mandatory deferral requirement was discontinued, directors could voluntarily defer the remaining 50% of their director fees (and all other non-employee directors of Comerica’s subsidiaries could choose to defer up to 100% of their director fees) under the Common Stock Deferral Plan or the Director Fee Deferral Plan, or a combination of the two plans. Currently, all eligible non-employee directors may defer any portion or none of their director fees under the Common Stock Deferral Plan or the Director Fee Deferral Plan, or a combination of the two plans.

The directors’ accounts under the Common Stock Deferral Plan are increased to the extent of dividends paid on Comerica common stock to reflect the number of additional shares of Comerica common stock that could have been purchased had the dividends been paid on each share of common stock underlying then outstanding stock units in the directors’ accounts. Similarly, the directors’ accounts under the Director Fee Deferral Plan are increased in connection with the payment of dividends paid on the mutual fund shares to reflect the number of additional shares of mutual fund shares that could have been purchased had the dividends or other distributions been paid on each share of stock underlying then outstanding mutual fund units in the directors’ accounts. Following the applicable deferral period, the distribution of a participant’s Comerica stock unit account under the Common Stock Deferral Plan is made in Comerica common stock (with fractional shares being paid in cash), while the distribution of a participant’s mutual fund account under the Director Fee Deferral Plan is made in cash.

Employee Deferred Compensation Plans. Comerica maintains two deferred compensation plans for eligible employees of Comerica and its subsidiaries: the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan (the “Employee Common Stock Deferral Plan”) and the 1999 Comerica Incorporated Deferred Compensation Plan (the “Employee Deferral Plan”). Under the Employee Common Stock Deferral Plan, eligible employees may defer specified portions of their incentive awards into units equivalent to shares of common stock of Comerica. The employees’ accounts under the Employee Common Stock Deferral Plan are increased in connection with the payment of dividends paid on Comerica’s common stock to reflect the number of additional shares of Comerica’s common stock that could have been purchased had the dividends been paid on each share of common stock underlying then outstanding stock units in the employees’ accounts. The deferred compensation under the Employee Common Stock Deferral Plan is payable in shares of Comerica’s common stock following termination of service as an employee.

Similarly, under the Employee Deferral Plan, eligible employees may defer specified portions of their compensation, including salary and bonus (but not certain incentive awards), into units equivalent to shares of funds offered under the Employee Deferral Plan. Beginning in 1999, no such funds include Comerica stock. The employees’ accounts under the Employee Deferral Plan are increased in connection with the payment of dividends paid on the fund shares to reflect the number of additional shares of the fund stock that could have been purchased had the dividends been paid on each share of fund stock underlying then outstanding stock units in the employees’ accounts. The deferred compensation under the Employee Deferral Plan is payable in cash following termination of service as an employee.

For additional information regarding Comerica’s equity compensation plans, please refer to Note 16 on page 80 of the Consolidated Financial Statements contained in Comerica’s Annual Report to Shareholders for the year ended December 31, 2003.

PROPOSAL II SUBMITTED FOR YOUR VOTE

APPROVAL AND RATIFICATION OF THE COMERICA INCORPORATED

AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

On November 15, 1996, the Compensation Committee approved the original Comerica Incorporated Employee Stock Purchase Plan, which was amended from time to time thereafter (the “Prior ESPP”). This plan is available to all of Comerica’s employees as described under “Eligibility” below. On March 22, 2004, the Compensation Committee approved and ratified the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan (“Restated ESPP”), subject to shareholder approval and ratification. The Board of Directors approved and ratified the Restated ESPP on March 23, 2004, also subject to shareholder approval and ratification. The Board of Directors believes that the interests of Comerica are served through share ownership of Comerica by its employees. Stock ownership strengthens the sense of identity between Comerica and its employees and furthers a unity of purpose among Comerica, its employees and its stockholders. The Restated ESPP’s purpose is to provide a convenient means through which employees may acquire shares in Comerica.

Plan Document. The full text of the Restated ESPP is included as Appendix III to this Proxy Statement. The following summarizes the material features of the Restated ESPP. Comerica urges you to read the full text of the Restated ESPP, which is included in this Proxy Statement.

Eligibility. All employees of Comerica and its subsidiaries and affiliates may commence participation in the Restated ESPP as soon as administratively feasible on or subsequent to their date of hire. For purposes of the Restated ESPP, an “employee” is an individual who renders service to Comerica (or one of its subsidiaries or affiliates) as a common law employee or officer. However, the Compensation Committee or plan administrator may exclude non-resident aliens from eligibility if the requirements of local law, rules or regulations make participation by such non-resident aliens impractical. The Prior ESPP excluded non-resident aliens except as otherwise designated by the Compensation Committee or the plan administrator. As of March 23, 2004, approximately 11,520 persons were eligible to participate in the Restated ESPP.

Shares Subject to the Plan. The maximum number of shares of common stock of Comerica that may be purchased or awarded as Service Award Contributions under the Restated ESPP is 5 million, which shares may be purchased in the open market or directly from Comerica. The number or kind of shares that may be purchased or awarded as Service Award Contributions under the Restated ESPP is automatically adjusted in the event of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution made to common shareholders other than cash dividends. The Prior ESPP did not contain a limitation on the number of shares that could be purchased or awarded; however, prior to June 30, 2003, 1.6 million shares of common stock of Comerica had been registered for sale or award pursuant to the Prior ESPP.

Share Purchase Price. Shares purchased with payroll contributions are purchased at the current market price as soon as reasonably practicable following each payday. Shares purchased with Matching Contributions by Comerica (15 percent quarterly matches made under certain circumstances described under “Comerica Matches” below) are purchased at the current market price as soon as reasonably practicable following the end of each quarter. Shares purchased with Share Retention Contributions by Comerica (five percent retention matches made under certain circumstances described under “Comerica Matches” below) are purchased at the current market price as soon as reasonably practicable after the first day of the plan year immediately following the applicable two-year period for which the employee is receiving the Share Retention Contribution. Shares are purchased with reinvested dividends at the current market price on the dividend payable date (usually the first business day of January, April, July and October).

Shares generally are purchased on the open market, but can be purchased directly from Comerica if the plan administrator so elects.

Comerica Matches. Comerica will provide a 15 percent match (“Matching Contributions”) on contributions made by employees or made by Comerica as a Service Award during a quarter, provided that there were no complete or partial withdrawals during the quarter. The 15 percent match is not made on annual contributions exceeding $25,000.

Comerica will provide a five percent retention match (“Share Retention Contributions”) on contributions made by employees or made by Comerica as a Service Award during any year if all such contributions (and all Matching Contributions and dividends paid with respect to any shares purchased with payroll contributions, Service Award Contributions, or Matching Contributions) remained in the Restated ESPP for a two-plan-year period without any withdrawals and provided that the employee remained employed during and on the last day of the two-plan-year period during which the contributions were made (unless the employee’s termination of employment was due to retirement, death or disability, in which case a partial Share Retention Contribution may be made as described under “Withdrawals Upon Termination of Employment” below). For example, at the beginning of 2004, Comerica paid a five percent retention match on contributions made in 2002. Only participants who did not make any withdrawals described above in 2002 or 2003 and were employed on December 31, 2003 (or whose employment terminated due to retirement, death or disability) received this five percent match (or a portion thereof in the case of employees whose employment had terminated due to retirement, death or disability). The five percent retention match is not made on annual contributions exceeding $25,000.

Comerica’s matches are made in the form of cash and are subject to tax withholding when made. The amount remaining after tax withholding is used to purchase shares of Comerica common stock for the employee’s Restated ESPP account. Such purchases are made as soon as reasonably practicable after the end of each quarter or retention period.

Dividends. All dividends are reinvested and used to purchase shares of Comerica common stock at the current market price, as described under “Share Purchase Price” above. The additional shares purchased are held in the employee’s Restated ESPP account.

Stock Service Awards. Beginning July 22, 2003, Comerica makes all stock Service Awards through the Restated ESPP. These discretionary awards, which are in recognition of an employee’s service to Comerica, are granted to certain employees meeting criteria determined by Comerica in its discretion. When granting a Service Award, Comerica allocates the Service Award Contribution to the employee’s Restated ESPP account. If the employee has not established an active Restated ESPP account, one is established on the employee’s behalf. This Service Award Contribution, net of any applicable withholding and deductions, is used to purchase shares of Comerica Incorporated common stock. Under the Prior ESPP, employees had the option of contributing any Service Awards to the Prior ESPP.

Withdrawals During Employment. During their employment, employees can withdraw all or a portion of the balance of their Restated ESPP account at any time by submitting a withdrawal form to Comerica. When employees request a withdrawal amount that is less than the value of ten shares, they automatically receive cash. If they request a withdrawal amount that is equal to the value of ten or more shares, they may receive a distribution in the form of cash or shares.

Withdrawals Upon Termination of Employment. Employees must withdraw the balance of their Restated ESPP account within 90 days of the termination of their employment with Comerica or one of its subsidiaries or affiliates. The withdrawal options for making withdrawals during employment also apply to withdrawals upon termination of employment, and are subject to the same forfeitures.

If an employee terminates for any reason and did not make any withdrawals during the quarter, the 15 percent Matching Contribution will be made on the employee’s quarterly contributions, assuming that his or her contributions remain in the employee’s account the entire quarter.

For employees who terminate due to death, disability or retirement, Comerica will make a Share Retention Contribution with respect to the final two-plan-year period (consisting of the plan year preceding the employee’s termination and the plan year in which he or she terminates) if there have been no withdrawals in those two years prior to the termination. The Share Retention Contribution with respect to such period will be prorated based on the number of days the employee was employed during the final year.

Term of the Plan. The Restated ESPP continues indefinitely until terminated by Comerica.

Amendment. The Compensation Committee may amend, alter, or terminate the Restated ESPP at any time. No amendment will be made without the approval of Comerica’s stockholders to the extent such approval is required by applicable law or the rules of the New York Stock Exchange.

Administration of the Plan. The Restated ESPP provides that the Compensation Committee shall administer the Restated ESPP, although the Board of Directors retains authority to exercise any and all duties assigned to the Compensation Committee under the Restated ESPP. Currently, the Compensation Committee administers the Restated ESPP. The Board of Directors reserves the right, which may be exercised at any time, to designate another committee to administer the Restated ESPP. (All references in this description of the Restated ESPP to the Compensation Committee should be considered references to such other committee if so designated by the Board of Directors.)

The Compensation Committee administers the Restated ESPP; makes administrative and procedural decisions regarding the Restated ESPP; adopts rules and regulations concerning the operation of the Restated ESPP; and decides questions of interpretation and construction regarding the Restated ESPP and the terms of employee participation in the Restated ESPP. The Restated ESPP provides that, unless determined otherwise by the Board or the Compensation Committee, the day-to-day administration of the Restated ESPP is delegated to a plan administrator, who is the Director of Corporate Human Resources (or, if no individual is the Director of Corporate Human Resources, then the designated acting Director of Corporate Human Resources).

The Compensation Committee has selected Comerica Bank, a subsidiary of Comerica, to serve as custodian of assets held under the Restated ESPP. It receives contributions, purchases shares, allocates shares to accounts, processes withdrawals and provides statements to participants. The custodian serves on behalf of the Compensation Committee and may be replaced if and when the Compensation Committee determines such action to be appropriate.

New Plan Benefits. Participation in the Restated ESPP is discretionary, with each eligible employee deciding individually whether or not to participate. The receipt of the Matching Contributions and Share Retention Contributions is contingent on an eligible employee deciding to participate in the Restated ESPP, making contributions, and maintaining his or her contributions in the plan for the requisite periods of time. Service Award Contributions are made at the discretion of Comerica. Consequently, it is not possible to determine which individuals may receive Matching Contributions, Share Retention Contributions and/or Service Award Contributions, nor to estimate the amounts of any such contributions. However, non-employee directors of Comerica will not receive any such contributions as they are not eligible to participate in the Restated ESPP.

Comerica’s Board of Directors unanimously recommends a vote “FOR” this proposal to approve and ratify the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan.

PROPOSAL III SUBMITTED FOR YOUR VOTE

APPROVAL OF THE COMERICA INCORPORATED INCENTIVE PLAN

FOR NON-EMPLOYEE DIRECTORS

On March 23, 2004, the Corporate Governance and Nominating Committee approved the Comerica Incorporated Incentive Plan for Non-Employee Directors (the “Director Incentive Plan”), subject to shareholder approval. The Board of Directors approved the Director Incentive Plan on March 23, 2004, also subject to shareholder approval. The Director Incentive Plan is designed to promote the well-being of Comerica by aligning the long-term financial interests of non-employee directors of Comerica with those of shareholders, to provide an additional incentive for these individuals to remain as directors of Comerica, and to provide a means through which Comerica may attract qualified individuals to serve as directors. Shareholder approval of the Director Incentive Plan will enable Comerica to remain competitive with other financial organizations that use stock-based compensation as part of their director compensation package and also will place the Director Incentive Plan in compliance with the requirements of applicable federal securities law.

Plan Document. The full text of the Director Incentive Plan is included as Appendix IV to this Proxy Statement. The following summarizes the material features of the Director Incentive Plan. You are urged to read the full text of the Director Incentive Plan, which is included in this Proxy Statement.

Eligibility. Any individual serving as a member of the Board of Directors of Comerica who is not an employee of Comerica or any of its subsidiaries or affiliates is eligible to participate in the Director Incentive Plan. As of March 23, 2004, 16 non-employee directors of Comerica were eligible to participate in the Director Incentive Plan, assuming its approval by the shareholders.

Shares Subject to the Plan. The maximum number of shares of common stock of Comerica that may be delivered under the Director Incentive Plan is 500,000, which may be authorized and unissued shares, treasury shares, shares purchased in the open market or in private transactions, or any combination thereof. As of March 29, 2004, the closing price of Comerica’s common stock on the New York Stock Exchange was $54.30 per share. If an award under the Director Incentive Plan is forfeited or cancelled, an option or stock appreciation right award terminates, expires or lapses without being exercised, or an award is settled in cash rather than shares of common stock, the shares that had been subject to that award are again available for distribution under the Director Incentive Plan. The number or kind of shares that may be issued under the Director Incentive Plan and the number or kind of shares subject to any outstanding award under the Director Incentive Plan are automatically adjusted in the event of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution made to common shareholders other than cash dividends.

Awards. Pursuant to the Director Incentive Plan, the Corporate Governance and Nominating Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units, and other equity-based awards. Stock options are a right to purchase a specified number of shares of common stock of Comerica during a specified period. Stock options will be non-qualified options for a term not exceeding ten years from the date of grant and with an exercise price per share of common stock not less than the fair market value of a share of common stock on the date of grant. Stock appreciation rights are a right to receive payment in cash and/or shares of common stock of Comerica equal to the excess of the fair market value of a specified number of shares of common stock, generally on the date the stock appreciation right is exercised, over the grant price of the stock appreciation right. Stock appreciation rights will be issued with a grant price not less than the fair market value of the same number of shares of common stock on the date of grant. Restricted stock are shares of common stock of Comerica that are subject to certain conditions and restrictions as determined by the Corporate

Governance and Nominating Committee. Holders of restricted stock generally have all rights of a stockholder with respect to the shares of common stock subject to the restricted stock award, including, if applicable, the right to vote the shares and the right to receive any dividends and other distributions. Restricted stock units are units equivalent to shares of Comerica common stock that are subject to certain conditions and restrictions as determined by the Corporate Governance and Nominating Committee. Recipients of restricted stock units generally do not have any rights of a stockholder with respect to the common stock represented by the restricted stock unit award; however, the Corporate Governance and Nominating Committee may include a dividend equivalent right with a restricted stock unit award, pursuant to which the award recipient will receive cash equivalent to the dividends and other distributions paid with respect to the number of shares of common stock represented by the restricted stock unit award or additional restricted stock units representing such dividends and other distributions.

Transferability of Awards. Awards under the Director Incentive Plan are not transferable other than by will or by the laws of intestacy. An award recipient may designate a beneficiary to exercise his or her rights and to receive any property payable or distributable with respect to any award upon his or her death.

Term of Awards. The Corporate Governance and Nominating Committee will determine the term of each award under the Director Incentive Plan, subject to any specific provisions of the Director Incentive Plan.

Termination of Board Service. Unless otherwise determined by the Corporate Governance and Nominating Committee, if an award recipient’s membership on the Board of Directors is terminated due to death, disability or retirement, any stock options and stock appreciation rights outstanding shall become fully vested and shall be exercisable for the remainder of their original term, any restricted stock shall become free of all restrictions and become fully vested and transferable, any restricted stock units shall be fully vested and free of restrictions and shall be promptly settled in cash, and any other equity-based awards shall vest and be exercisable or settled in cash, as applicable. The Corporate Governance and Nominating Committee shall have the sole and absolute discretion to determine whether a termination of Board membership is by reason of disability or retirement, provided that any termination of Board membership, other than a removal for cause, as determined by the Corporate Governance and Nominating Committee in its sole and absolute discretion, that occurs following a change of control of Comerica shall be deemed to be by reason of retirement. Unless otherwise determined by the Corporate Governance and Nominating Committee, if an award recipient’s membership on the Board of Directors is terminated for any other reason, any outstanding awards that are unvested shall be immediately forfeited and cancelled and any outstanding stock option or stock appreciation right that is vested but unexercised shall be exercisable for a period of 90 days after the termination or until the expiration of the stock option or stock appreciation right, whichever is earlier.

Change of Control. Upon a change of control of Comerica, as defined in the Comerica Incorporated 1997 Long-Term Incentive Plan, any stock options and stock appreciation rights outstanding shall become fully vested and shall be exercisable for the remainder of their original term, any restricted stock shall become free of all restrictions and become fully vested and transferable, any restricted stock units shall be fully vested and free of restrictions and shall be promptly settled in cash, and any other equity-based awards shall vest and be exercisable or settled in cash, as applicable.

Termination of the Plan. The Director Incentive Plan terminates on the tenth anniversary of its effective date. Assuming the Director Incentive Plan is approved by the shareholders at the Annual Meeting, this date will be May 18, 2014.

Amendment. The Corporate Governance and Nominating Committee or the Board of Directors may amend, alter or discontinue the Director Incentive Plan, but no amendment, alteration or discontinuation shall be made which would adversely impact the rights of an award recipient under any award previously granted without the recipient’s consent (except if the amendment is being made to comply with applicable law, stock exchange rules, or accounting rules). No amendment will be made without the approval of Comerica’s stockholders to the extent such approval is required by applicable law or the rules of the New York Stock Exchange. The Corporate Governance and Nominating Committee may amend the terms of any award previously granted, prospectively or retroactively, as long as the amendment does not adversely impact the rights of the award recipient without the recipient’s consent (other than an amendment made to cause the Director Incentive Plan or the award to comply with applicable law, stock exchange rules, or accounting rules). No stock option or other award may be repriced without the approval of the stockholders (other than in the case of stock splits or similar changes in capitalization as described under “Shares Subject to the Plan” above).

Federal Income Tax Consequences. A summary of the federal income tax consequences to individuals who receive awards under the Director Incentive Plan and to Comerica as a consequence of granting the awards is set forth below. The discussion is based upon interpretations of the relevant tax laws in effect as of March 2004. Comerica does not intend for the summary to constitute tax advice to any recipient of an award under the Director Incentive Plan or to any other person. Each individual should seek tax advice with respect to the consequences of participating in the Director Incentive Plan from his or her personal tax advisor.

Upon the grant of a non-qualified stock option, an individual will not be in receipt of taxable income. Upon exercise of the stock option, an individual will be in receipt of ordinary income in an amount equal to the excess of the market value of the acquired shares over their exercise price. Comerica will generally be entitled to a tax deduction in the year of the exercise in an amount equal to the amount of ordinary income.

Upon the grant of stock appreciation rights, an individual will not be in receipt of taxable income. Upon the exercise of stock appreciation rights, an individual will be in receipt of ordinary income in an amount equal to any cash payment and the market value of any shares distributed. Comerica will generally be entitled to a tax deduction equal to the income reportable by the individual.

Upon the grant of restricted stock, an individual will not be in receipt of taxable income unless he or she elects under Section 83(b) of the Internal Revenue Code, within thirty days of such receipt, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of receipt, determined without regard to the restriction, less any amount paid for the shares. If restricted stock for which a Section 83(b) election has been made is subsequently forfeited, an individual will not be able to recover any taxes that were paid as a result of such election. If the election is not made, an individual will generally recognize ordinary income on the date that the restrictions to which the restricted stock is subject are removed in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the individual recognizes ordinary income, Comerica generally will be entitled to a deduction in the same amount.

Upon the grant of restricted stock units, an individual will not be in receipt of taxable income. Upon the settlement of such an award, an individual will recognize ordinary income equal to the aggregate value of the payment received, and Comerica generally will be entitled to a tax deduction in the same amount.

The income tax consequences of other awards will depend upon the terms of the awards. In general, Comerica will be entitled to a deduction with respect to the awards only to the extent the recipient recognizes ordinary income in connection with his or her receipt of an award, subject to the golden parachute rules of Internal Revenue Code Section 280G.

Administration of the Plan. The Director Incentive Plan is administered by the Corporate Governance and Nominating Committee or such other committee as the Board of Directors may designate. (All references in this description of the Director Incentive Plan to the Corporate Governance and Nominating Committee should be considered references to such other committee if so designated by the Board of Directors.) The Board of Directors also has the authority to exercise any and all duties and responsibilities assigned to the Corporate Governance and Nominating Committee under the Director Incentive Plan. Among other things, the Corporate Governance and Nominating Committee has the authority, subject to the terms of the Director Incentive Plan, to determine the type or types of awards, if any, to be granted to eligible participants, to grant awards to eligible participants, to determine the number of shares of common stock or units to be covered by each such award and otherwise to determine the terms and conditions of each such award. The Corporate Governance and Nominating Committee also has the authority to adopt, alter and repeal administrative rules, guidelines and practices governing the Director Incentive Plan as it deems advisable.

Effective Date. The Director Incentive Plan will be effective as of the date it is approved by at least a majority of the outstanding shares of Comerica common stock present and having voting power at the Annual Meeting.

New Plan Benefits. Any awards under the Director Incentive Plan will be granted at the discretion of the Corporate Governance and Nominating Committee. Consequently, it is not possible to determine the amount or form of any award that may be granted to any non-employee director (the only individuals eligible to participate in the Director Incentive Plan). Nevertheless, Comerica anticipates that such awards will be made beginning in 2005.

Comerica’s Board of Directors Unanimously Recommends a Vote “FOR” this proposal to approve the Comerica Incorporated Incentive Plan For Non-Employee Directors.

PROPOSAL IV SUBMITTED FOR YOUR VOTE

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit and Legal Committee of Comerica has selected Ernst & Young LLP (“Ernst & Young”), independent auditors, to audit our financial statements for the fiscal year ending December 31, 2004, and recommends that the shareholders vote for ratification of such appointment.

Ernst & Young has served as our independent auditors since 1992. In the event of a negative vote on such ratification, the Audit and Legal Committee will reconsider its selection. Representatives of Ernst & Young are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from shareholders.

Comerica’s Board of Directors unanimously recommends a vote “FOR” this proposal to ratify the appointment of the independent auditors.

INDEPENDENT AUDITORS

Audit Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for the audit of Comerica’s annual financial statements, the review of financial statements included in Comerica’s Forms 10-Q and 10-K and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements for those years are: $1,114,797 for the year ended December 31, 2002 and $1,337,400 for the year ended December 31, 2003.

Audit-Related Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for the assurance and related services by Ernst & Young that are reasonably related to the performance of the audit or review of Comerica’s financial statements are: $482,628 for the year ended December 31, 2002 and $383,597 for the year ended December 31, 2003. Audit-related fees consist mainly of the audits of Comerica’s benefit plans, the audit of its Munder Capital Management subsidiary, and procedures performed in connection with Comerica’s management certification process. The Audit and Legal Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

Tax Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning are: $259,290 for the year ended December 31, 2002 and $414,725 for the year ended December 31, 2003. Tax fees consist mainly of expatriate tax services, as well as consultation on various tax planning strategies, IRS examinations and Form 1120. The Audit and Legal Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

All Other Fees

Aggregate fees billed to Comerica and its subsidiaries by Ernst & Young for each of the last two fiscal years for products and services provided by Ernst & Young, other than those described above, are: $106,460 for the year ended December 31, 2002 and $106,056 for the year ended

December 31, 2003. These other fees consist of assistance with collateral verification procedures. The Audit and Legal Committee considered whether, and determined that, the provision of these services is compatible with maintaining the independence of Ernst & Young.

Services for Investment Vehicles

In connection with the advisory, management, trustee and similar services that Comerica’s affiliates provide to mutual funds, collective funds and common trust funds, Comerica from time to time selects, and in limited circumstances employs, outside accountants to perform audit and other services for the investment vehicles. In such cases, Comerica typically uses a request-for-proposal process that has resulted in the selection of Ernst & Young, among other independent public accounting firms. In addition, Ernst & Young has agreements with financial services companies pursuant to which it may receive compensation for certain transactions, including transactions in which Comerica may participate from time to time, and Ernst & Young also receives fees from time to time from Comerica’s customers when acting on their behalf in connection with lending or other relationships between Comerica’s affiliates and their customers. The fees discussed in this paragraph are not included in the totals provided in the above paragraphs, as Ernst & Young bills the fees to the investment vehicle, customer or other applicable party and not to Comerica.

Pre-Approval Policy

The Audit and Legal Committee has a policy to review, and, if such services are appropriate in the discretion of the Audit and Legal Committee, pre-approve (i) all auditing services to be provided by the outside auditor (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of state law) and (ii) all permitted1 non-audit services (including tax services) to be provided by the outside auditor, provided that preapproval is not required with respect to non-audit services if (a) the aggregate amount of non-audit services provided to Comerica constitutes not more than 5% of the total amount of revenues paid by Comerica to its auditor during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by Comerica at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit and Legal Committee and approved prior to the completion of the audit by the Audit and Legal Committee or by one or more members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit and Legal Committee. At the present time no such delegation has occurred. All of the services provided by Ernst & Young for the year ended December 31, 2003, including 100% of the services related to the Audit-Related Fees, Tax Fees and All Other Fees described above, were approved by the Audit and Legal Committee under its pre-approval policy.

[1]	For purposes of the foregoing, permitted non-audit services shall not, unless otherwise allowed under applicable laws, include: (i) bookkeeping or other services related to the accounting records or financial statements of Comerica; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The information contained in the Audit and Legal Committee Report and Performance Graph is not deemed to be soliciting material or to be filed for purposes of the Securities Exchange Act of 1934, shall not be deemed incorporated by reference by any general statement incorporating the document by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Comerica specifically incorporates such information by reference, and shall not be otherwise deemed filed under such acts.

AUDIT AND LEGAL COMMITTEE REPORT

The Audit and Legal Committee (the “Audit Committee”) oversees Comerica’s financial reporting process on behalf of the Board of Directors and is comprised of all outside directors who are independent within the meaning of, and meet the experience requirements of, the applicable rules of the New York Stock Exchange and the SEC. In addition to its duties regarding oversight of Comerica’s financial reporting process, including as it relates to the integrity of the financial statements, the independent auditors’ qualifications and independence and the performance of the independent auditors and Comerica’s internal audit function, the Audit Committee also has sole authority to appoint or replace the independent auditors and is directly responsible for the compensation and oversight of the work of the independent auditors as provided in Rule 10A-3 under the Securities Exchange Act of 1934. The Audit Committee charter, which was adopted and approved by the Board, specifies the scope of the Audit Committee’s responsibilities and the manner in which it carries out those responsibilities. Management has primary responsibility for the financial statements, reporting processes and system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in Comerica’s Annual Report on Form 10-K with management and the independent auditors, including a discussion of the quality, not just the acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements and a discussion of related controls, procedures, compliance and other matters.

Audit Committee discussions with the independent auditors included those required under auditing standards generally accepted in the United States, including Statement on Auditing Standards No. 61, Communication With Audit Committees, and Statement on Auditing Standards No. 90, Audit Committee Communications. Further, the Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions With Audit Committee, as amended, by the Independence Standards Board. The Audit Committee discussed with the independent auditors their independence from management and Comerica, and reviewed and considered whether the provision of non-audit services and receipt of certain compensation by the independent auditors are compatible with maintaining the auditors’ independence. In addition, the Audit Committee reviewed with the independent auditors all critical accounting policies and practices to be used.

In reliance on the reviews and discussions referred to above and such other considerations as the Audit Committee determined to be appropriate, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Comerica’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

The Audit and Legal Committee

William P. Vititoe, Chairman

Lillian Bauder
James F. Cordes
J. Philip DiNapoli

March 23, 2004

PERFORMANCE GRAPH

The performance shown on the graph below is not necessarily indicative of future performance.

Comparison of Five Year Cumulative Total Return

Among Comerica Incorporated, Keefe 50-Bank Index, and S&P 500 Index
(Assumes $100 Invested on 12/31/98 and Reinvestment of Dividends)

SHAREHOLDER PROPOSALS

If you would like Comerica to consider a proposal for inclusion in Comerica’s Proxy Statement for the 2005 Annual Meeting of Shareholders, you must ensure that Comerica receives the proposal no later than December 3, 2004, and that you have complied with Comerica’s bylaws. Proposals must comply with applicable laws and regulations, including SEC Rule 14a-8, and you must mail or deliver the proposal to the Corporate Secretary, Comerica Incorporated, Comerica Tower at Detroit Center, 500 Woodward Avenue, MC 3381, Detroit, Michigan 48226.

Under Comerica’s bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to propose items of business at an Annual Meeting of Comerica’s shareholders. For the 2005 Annual Meeting of Shareholders, notice must be received by Comerica’s Secretary no later than the close of business on February 17, 2005 and no earlier than the close of business on January 18, 2005. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year’s Annual Meeting date (i.e., May 18, 2005), Comerica must receive your notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date. For example, if the 2005 Annual Meeting were held on July 20, 2005 (more than 60 days after the one year anniversary of this year’s Annual Meeting) and the public announcement regarding the Annual Meeting date were made on March 20, 2005, we would need to receive your notice no earlier than the close of business on

March 22, 2005 and no later than the close of business on April 21, 2005. You may receive a copy of Comerica’s bylaws specifying the advance notice requirements by making a written request to the Corporate Secretary of Comerica.

SHAREHOLDER NOMINATIONS OF DIRECTORS

If you would like to nominate a person for election as a director at the 2005 Annual Meeting of Shareholders, you must ensure that you have complied with Comerica’s bylaws. Nominations must also comply with applicable laws and regulations, and you must mail the nomination to the Corporate Secretary, Comerica Incorporated, Comerica Tower at Detroit Center, 500 Woodward Avenue, MC 3381, Detroit, Michigan 48226.

Under Comerica’s bylaws, shareholders of Comerica must provide advance notice to Comerica if they wish to nominate persons for election as directors at an Annual Meeting of Comerica’s shareholders. For the 2005 Annual Meeting of Shareholders, notice must be received by Comerica’s Secretary no later than the close of business on February 17, 2005 and no earlier than the close of business on January 18, 2005. If, however, Comerica moves the Annual Meeting of Shareholders to a date that is more than 30 days before or more than 60 days after the date which is the one year anniversary of this year’s Annual Meeting date (i.e., May 18, 2005), Comerica must receive your notice no earlier than the close of business on the 120th day prior to the new Annual Meeting date and no later than the close of business on the later of the 90th day prior to the new Annual Meeting date or the 10th day following the day on which Comerica first made a public announcement of the new Annual Meeting date. For example, if the 2005 Annual Meeting were held on July 20, 2005 (more than 60 days after the one year anniversary of this year’s Annual Meeting) and the public announcement regarding the Annual Meeting date were made on March 20, 2005, we would need to receive your notice no earlier than the close of business on March 22, 2005 and no later than the close of business on April 21, 2005. If Comerica increases the number of directors to be elected to the Board at the Annual Meeting and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the immediately preceding year’s Annual Meeting, then Comerica will consider your notice timely (but only with respect to nominees for any new positions created by such increase) if Comerica receives your notice no later than the close of business on the 10th day following the day on which Comerica first makes the public announcement of the increase in the number of directors.

In the case of a special meeting of shareholders called for the purpose of electing directors, your written notice must be delivered no later than the close of business on the 10th day following the day on which Comerica mails notice or makes public disclosure of the date of the special meeting, whichever occurs first. You may receive a copy of Comerica’s bylaws specifying the advance notice requirements by making a written request to the Corporate Secretary of Comerica.

ANNUAL REPORT TO SHAREHOLDERS

Comerica mailed the 2003 Annual Report to Shareholders, containing financial statements and other information about the operations of Comerica for the year ended December 31, 2003, to you in March 2004. You should not regard the 2003 Annual Report as proxy soliciting material.

OTHER MATTERS

The Board is not aware of any other matter to be presented at the Annual Meeting. The Board does not intend to submit any additional matters for a vote at the Annual Meeting and no shareholder has provided the required notice of the shareholder’s intention to propose any matter at the Annual Meeting. However, if any other matters are properly brought before the

Annual Meeting, the shares represented by proxies in the accompanying form will be voted with respect to the matter in accordance with the judgment of the person or persons voting the shares.

Under Comerica’s bylaws, the Board may, without notice, properly submit additional matters for a vote at the Annual Meeting. If the Board does so, the shares represented by proxies in the accompanying form will be voted with respect to the matter in accordance with the judgment of the person or persons voting the shares.

By Order of the Board of Directors,

Jon W. Bilstrom
Executive Vice President —
Governance, Regulatory Relations
and Legal Affairs,
and Corporate Secretary

April 2, 2004

APPENDIX I

2004 CHARTER

OF THE
AUDIT AND LEGAL COMMITTEE
OF THE
BOARD OF DIRECTORS OF COMERICA INCORPORATED

AS APPROVED BY THE BOARD OF DIRECTORS

ON JANUARY 27, 2004

I. AUTHORITY AND COMPOSITION

The Audit and Legal Committee (the “Audit Committee”) is established pursuant to Article III, Section 8(d) of the Bylaws of Comerica Incorporated (the “Corporation”). The Audit Committee shall consist of at least three Directors who are appointed annually by the Board of Directors (the “Board”) to serve until their successors are duly elected and qualified. The Audit Committee may appoint a Secretary, who need not be a Director. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business and the vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Audit Committee.

The Board will appoint one of the members of the Audit Committee to serve as the Audit Committee Chair. The Audit Committee Chair will have authority to act on behalf of the Audit Committee between meetings. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and non-audit services, provided that the decision of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

Each member of the Audit Committee shall be a member of the Board and shall satisfy the independence requirements established from time to time by the Board, as well as the independence standards and other requirements prescribed from time to time by the Securities and Exchange Commission (the “SEC”), the New York Stock Exchange, Inc. (the “NYSE”) or otherwise under all applicable laws, rules, regulations and regulatory agency guidelines, whether or not having the force and effect of law (collectively, “Applicable Laws”). The members shall be financially literate, as such qualification is interpreted by the Board in its business judgment.1 Additionally, at least one member of the Audit Committee shall be an “audit committee financial expert,” as defined by the rules of the SEC and as determined by the Board, and such person shall be presumed to have accounting or related financial management expertise. All members of the Audit Committee must meet the independence and experience requirements of Federal Deposit Insurance Act, as amended, and applicable rules and regulations thereunder.

No member of the Audit Committee may, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee:

(a)	accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any of its subsidiaries.[2] The “indirect” acceptance by an Audit Committee member of any consulting, advisory or other compensatory fee would include acceptance of such a fee by a spouse, a minor child or stepchild or a child or

[1]	The Board has determined that financially literate members shall include, but not be limited to, individuals having accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

[2]	Unless Applicable Laws provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Corporation (provided that such compensation is not contingent in any way on continued service).

stepchild sharing a home with the member, or by an entity (i) which provides accounting, consulting, legal, investment banking or financial advisory services to the Corporation or any subsidiary of the Corporation, and (ii) in which such member is a partner, member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity); or

(b)	be an affiliated person of the Corporation or any of its subsidiaries. An Audit Committee member would be an affiliated person of the Corporation or one or more of its subsidiaries if he or she directly, or indirectly through one or more intermediaries, controlled, or was controlled by, or was under common control with, the Corporation or any of its subsidiaries.[3]

Audit Committee members shall be subject to such other requirements as may be set forth by the Audit Committee from time to time.

The Audit Committee has the authority to engage, at the expense of the Corporation, outside legal, accounting, financial or other advisers as the Audit Committee determines necessary, in its discretion, to carry out its duties, including investigations of suspected improprieties, without consulting in advance, or obtaining the approval of, any officer or the Board of the Corporation.

II. PURPOSE OF THE AUDIT COMMITTEE

The Audit Committee’s primary purpose is to:

(a)	Provide assistance to the Board by overseeing: (i) the integrity of the Corporation’s financial statements; (ii) the Corporation’s compliance with legal and regulatory requirements; (iii) the outside auditor’s qualifications and independence; (iv) the performance of the Corporation’s internal audit function and outside auditors, including with respect to both bank and non-bank subsidiaries; and

(b)	Prepare the Committee report as required by the SEC to be included in the Corporation’s annual proxy statement.

The Audit Committee will also perform the duties required by Applicable Laws to be performed by an audit committee for any subsidiary bank of the Corporation that does not have its own audit committee, to the extent permitted and in the manner required by Applicable Laws.

III. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

The Audit Committee shall:

Outside Auditors

(a)	Be directly responsible for the selection, appointment, retention, compensation, evaluation and termination of, as well as the oversight of the work of, any registered public accounting firm employed by the Corporation (including resolution of disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm shall report directly to the Audit Committee.

[3]	Control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person will be deemed not to be in control of a specified person if the person: (1) is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person, and (2) is not an executive officer of the specified person.

(b)	Review, and, if such services are appropriate in the discretion of the Audit Committee, pre-approve (i) all auditing services to be provided by the outside auditor (which may entail providing comfort letters in connection with securities underwritings or statutory audits required for insurance companies for purposes of state law) and (ii) all permitted[4] non-audit services (including tax services) to be provided by the outside auditor, provided that preapproval is not required with respect to non-audit services if (a) the aggregate amount of non-audit services provided to the Corporation constitutes not more than 5% of the total amount of revenues paid by the Corporation to its auditor during the fiscal year in which the non-audit services are provided; (b) such services were not recognized by the Corporation at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by 1 or more members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.

(c)	Determine appropriate funding for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; (ii) compensation to any outside legal, accounting, financial and/or other advisers employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, and notify the Board of such Audit Committee determination. The Corporation must provide for such funding.

(d)	At least annually, obtain and review a report by the outside auditor describing the following (provided, however, that the outside auditor will not be required to provide any such item to the extent so doing would cause the outside auditor to violate Applicable Laws): the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the outside auditor and the Corporation.

After reviewing the foregoing report and the independent auditor’s work throughout the year, the Audit Committee will be in a position to evaluate the outside auditor’s qualifications, performance and independence. This evaluation should include the review and evaluation of the lead partner of the outside auditor, taking into account the opinions of management and the Corporation’s internal auditors. Consider whether there should be regular rotation of the outside audit firm itself. Present conclusions with respect to the outside auditor to the full Board.

(e)	Require that the outside auditor submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Corporation. The Audit Committee shall ensure, specifically, that all written disclosures and the letter from the outside auditor required by ISB Standard No. 1, as may be modified or supplemented, are received and shall discuss with the outside auditor its independence.

[4]	For purposes of the foregoing, permitted non-audit services shall not, unless otherwise allowed under Applicable Laws, include: (i) bookkeeping or other services related to the accounting records or financial statements of the Corporation; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(f)	Review (i) the scope of the annual independent audit and any reports issued in connection with the audit with the outside auditor, and (ii) the audited financial statements and the financial reporting process and recommend approval of the Proxy Statement and Form 10-K. Discuss with the outside auditor the matters required to be discussed by SAS 61, as may be modified or supplemented.

(g)	Review with the outside auditor any audit problems or difficulties and management’s response.

(h)	Require the rotation of (i) the outside auditor’s lead or concurring partner every five years, with a five year “cooling-off” period thereafter, as contemplated by the rules of the SEC, and (ii) other partners on the engagement team with responsibility for decision-making on significant auditing, accounting and reporting matters affecting the Corporation’s financial statements, or who maintain regular contact with management or the Audit Committee, every seven years with a two-year “cooling-off” period thereafter. For purposes of the foregoing, specialty and national office partners are not subject to this rotation policy.

(i)	Set clear hiring policies for employees or former employees of the outside auditor.

(j)	Review annually with management and the outside auditor their assessments of the adequacy of internal controls and the Corporation’s compliance with designated laws and regulations as required by FDICIA.

Internal Audit Function

(k)	Review the appointment of the General Auditor.

(l)	At least annually, review with management the role and scope of the work performed by the internal auditors, approve the audit plan and periodically review the plan status and findings.

(m)	Review and approve the Audit Policy.

Asset Quality Review Function

(n)	At least annually, review the role and scope of the Asset Quality Review Department, and discuss its review of lending units, as well as any material discrepancies reported to the Committee by the Risk Asset Quality Review Committee.

Financial Reporting/Internal Controls

(o)	Discuss the audited financial statements and unaudited quarterly financial statements with management and the outside auditor, including the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(p)	Discuss earnings press releases, as well as financial information and earnings guidance, if any, provided to analysts and rating agencies. These discussions may be done generally (i.e., discussions of the types of information to be disclosed and the type of presentation to be made).

(q)	Quarterly, the Audit Committee will discuss any significant interim financial statement matters with the outside auditor and General Auditor, prior to the filing of the Quarterly Report on Form 10-Q.

(r)	Meet with the Chief Executive Officer and the Chief Financial Officer to discuss officer certification issues and (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation’s ability to record, process, summarize, and report financial data and have identified for the issuer’s auditors any material weaknesses in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls.

Compliance Oversight

(s)	Address, as needed, the tasks and responsibilities assigned to the Audit Committee in the Code of Ethics for Senior Financial Officers.

(t)	When appropriate, establish and review procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

(u)	Review and approve the Disaster Protection Program for the Corporation. (Information Systems/Business Units).

(v)	Review and approve the adequacy of significant insurance coverages.

(w)	Receive notification of filed Suspicious Activity Reports.

(x)	Review summary reports provided by the Consumer Compliance Officer and the Investment Services Compliance Officer.

(y)	Receive and review reports, if any, from management regarding Regulation FD.

(z)	Review and approve the Corporation’s Data Security Program.

(aa)	Review adherence to consumer privacy legislation and corporate policy.

(bb)	Provide an Audit Committee report in the Corporation’s annual proxy statement.

(cc)	Discuss the guidelines and policies that govern the process by which risk assessment and risk management is undertaken.

(dd)	Review the periodic examinations made by regulatory authorities and any replies required in connection with the examinations.

(ee)	Under the direction of the Comerica Bank Board, review, and, if appropriate, approve the amounts reported each period for the provision for loan and lease losses and for the allowance for loan and lease losses (“ALLL”) and the allowance for credit losses on lending-related commitments. Oversee and monitor the internal controls over the ALLL determination process. Review and, if appropriate, approve a summary prepared by management of Comerica Bank of the amount to be reported in the financial statements for the ALLL. Periodically, review the methodology for the ALLL.

(ff)	Periodically review the status of any pending litigation at and above the levels determined by the Audit Committee from time to time.

(gg)	Assist any committee designated as a compliance review committee of a Corporation affiliate in performing its functions as a compliance review committee.

General

(hh)	At least annually, meet separately and privately with each of the General Auditor, the outside auditor, the Chief Financial Officer, the Head of Legal Affairs and such other officers as the Audit Committee deems appropriate.

(ii)	At least annually, meet separately and privately with the asset quality review manager.

(jj)	Review and reassess annually the adequacy of the Charter, approve the Charter or recommend to the Board any proposed changes to the Charter, and publish it in accordance with the rules of the SEC.

(kk)	At least annually, conduct a performance self-evaluation to determine whether the Audit Committee is functioning effectively.

(ll)	Obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

(mm)	Report regularly to the Board on its activities.

(nn)	Maintain minutes of its meetings and records relating to those meetings and the Audit Committee’s activities.

(oo)	Review any other matters that may be delegated to the Audit Committee by the Board and keep the Board informed of matters that come before the Audit Committee which the Audit Committee believes should have Board consideration.

IV. GENERAL

In performing their duties and responsibilities, Audit Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

(a)	One or more officers or employees of the Corporation whom the Audit Committee member in good faith believes to be reliable and competent in the matters presented;

(b)	Counsel, the outside auditor, or other persons as to matters which the Audit Committee member in good faith believes to be within the professional or expert competence of such person; or

(c)	Another committee of the Board as to matters within its designated authority, which committee the Audit Committee member in good faith believes to merit confidence.

APPENDIX II

EXCERPT FROM COMERICA INCORPORATED

2004 CORPORATE GOVERNANCE GUIDELINES

Categorical Standards Relating to Independence

To be considered “independent,” the Board must affirmatively determine by resolution that a Director has no material relationship with Comerica (either directly or as a partner, shareholder or officer of an organization that has a relationship with Comerica) other than as a Director. In each case, the Board shall broadly consider all relevant facts and circumstances and shall apply the following categorical standards relating to Director independence:

A.	In no event will a Director be considered “independent” if, currently or within the preceding three years[1]: (i) the Director is or was employed by Comerica (for purposes of these categorical standards, the term “Comerica” shall include Comerica Incorporated and its direct and indirect subsidiaries)[2]; (ii) an immediate family member[3] of the Director is or was employed by Comerica as an executive officer; (iii) the Director is or was employed by or affiliated with a present or former internal or external auditor of Comerica; (iv) any of the Director’s immediate family is or was affiliated with, or employed in a professional capacity by, a present or former internal or external auditor of Comerica; (v) the Director or an immediate family member of the Director is or was employed as an executive officer of another company if any of Comerica’s present executives serves or served on that company’s compensation committee; (vi) the Director, or any of his or her immediate family, receives or received more than $100,000 per year in direct compensation from Comerica, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); or (vii) the Director is an executive officer or an employee, or any of the Director’s immediate family is an executive officer, of another company (other than a charitable organization) that makes payments to or receives payments from Comerica for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

B.	Subject to the limitations in section (A) above, the following relationships will not be considered to be material relationships that would impair a Director’s independence:

(1)	ordinary lending relationships with the Director or any of the Director’s related interests, as defined in the Federal Reserve Board’s Regulation O (“related interests”), if: (i) in each such case, the extension of credit was made in the ordinary course of business and is on substantially the same terms as those with non-affiliated persons; (ii) in each such case, the extension of credit has been made in compliance with applicable law, including the Federal Reserve Board’s Regulation O, if applicable; (iii) in each such case, no material event of default has occurred under the extension of credit; (iv) the aggregate amount of the extensions of credit to the Director and all

[1]	In order to facilitate a smooth transition to these standards, until November 4, 2004, this reference to “the preceding three years” shall mean “the preceding one year.” From and after November 4, 2004, it shall mean “the preceding three years.”

[2]	Notwithstanding this requirement, employment as an interim Chairman or CEO shall not disqualify a Director from being considered independent following that employment.

[3]	For purposes of these Categorical Standards Relating to Independence, “immediate family” or an “immediate family member” means a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home; however, it does not mean individuals who are no longer immediate family members as a result of legal separation or divorce, or those who have died or become incapacitated.

of his or her related interests does not exceed 1% of Comerica’s consolidated assets; and (v) in each such case, the borrower represents to Comerica as follows: (a) if the borrower is a company or other entity, that a termination of the extension of credit would not reasonably be expected to have a material and adverse effect on the financial condition, results of operations or business of the borrower; or (b) if the borrower is an individual, that a termination of the extension of credit would not reasonably be expected to have a material and adverse effect on the financial condition of the borrower;

(2)	other commercial transactions (not including extensions of credit) entered into in the ordinary course of business between Comerica and any entity that employs (i) a Director, (ii) a Director’s spouse or (iii) any child of a Director who is residing in the Director’s home, if the annual sales to, or purchases from, such entity constitute less than 1% of Comerica’s consolidated gross revenues or constitute less than 1% of such entity’s consolidated gross revenues; and

(3)	a Director of Comerica serving as an executive officer of a not-for-profit organization, if the discretionary charitable contributions made to the organization in any given year by Comerica and the Comerica Charitable Foundation, in the aggregate (exclusive of any employee contributions), are less than 5% (or $1,000,000, whichever is greater) of that organization’s consolidated gross revenues.

Audit and Legal Committee Standards Relating to Independence

In addition to the categorical standards applying to independence generally, Audit and Legal Committee members, to be considered independent, may not, other than in their capacity as a member of the Audit and Legal Committee, the Board, or any other Board committee (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from Comerica or any of its subsidiaries, provided that, unless the rules of the New York Stock Exchange provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Comerica (so long as such compensation is not contingent in any way on continued service)4; or (ii) be an affiliated person of Comerica or any of its subsidiaries. An Audit and Legal Committee member would be an affiliate of Comerica or one or more of its subsidiaries if he or she directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, Comerica or any of its subsidiaries.5

[4]	The “indirect” acceptance by an Audit and Legal Committee member of any consulting, advisory or other compensatory fee would include acceptance of such a fee by a spouse, a minor child or stepchild or a child or stepchild sharing a home with the member or by an entity (i) in which such member is a partner, member, executive officer or other officer such as a managing director occupying a comparable position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity), and (ii) which provides accounting, consulting, legal, investment banking or financial advisory services to Comerica or any subsidiary of Comerica.

[5]	Control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person will be deemed not to be in control of a specified person if the person: (1) is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the specified person; and (2) is not an executive officer of the specified person.

APPENDIX III

COMERICA INCORPORATED

AMENDED AND RESTATED
EMPLOYEE STOCK PURCHASE PLAN

SECTION I — PURPOSE

The Board of Directors of Comerica Incorporated (the “Corporation”) believes that the interests of the Corporation are served through share ownership of the Corporation by its employees. Such ownership strengthens the sense of identity between the Corporation and its employees and furthers a unity of purpose among the Corporation, its employees and its stockholders. It is the purpose of this Comerica Incorporated Amended and Restated Employee Stock Purchase Plan to provide a convenient means through which employees of the Corporation and its subsidiaries and affiliates may acquire shares in the Corporation.

SECTION II — DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below.

A.	“Account” means an account established for each Participant under the Plan to hold Corporation Shares acquired for the Participant’s account with Payroll Withholding Contributions, Other Permitted Contributions, Service Award Contributions, Matching Contributions, Share Retention Contributions and/or Reinvested Cash Dividends.

B.	“Beneficiary(ies)” means the individual(s) to whom the balance of the Participant’s Account is to be distributed in the event assets remain in such Account at the time of the Participant’s death, or by whom any rights of the Participant, after the Participant’s death, may be exercised.

C.	“Beneficiary Designation Form” means the form used to designate the Participant’s Beneficiary(ies), as such form may be modified by the Committee or the Plan Administrator from time to time.

D.	“Bi-Weekly Base Pay” means the gross amount of cash compensation a Participant receives during each bi-weekly pay period, including, without limitation, base pay, incentive compensation paid through the Management Incentive Plan, or through a specific business unit incentive plan, referral awards, ROAR payments, overtime, shift differential and commissions, lump sum merit bonuses (effective as of January 22, 1999) and/or such other payments as the Committee or the Plan Administrator may determine appropriate from time to time for such purposes. Bi-Weekly Base Pay shall not include any amount which is deferred under the Deferred Compensation Plan(s).

E.	“Board” means the Board of Directors of Comerica Incorporated.

F.	“Code” means the Internal Revenue Code of 1986, as amended. All references to sections of the Code shall be deemed to refer to any successor provisions to such sections.

G.	“Committee” means the committee appointed by the Board to administer the Plan as provided herein. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

H.	“Corporation” means Comerica Incorporated, a Delaware corporation. For purposes of Plan provisions relating to eligibility to participate or receive or make contributions, it shall also include subsidiaries and affiliates of the Corporation.

I.	“Corporation Shares” means shares of $5.00 par value common stock of the Corporation.

J.	“Custodian Bank” means Comerica Bank, a Michigan banking corporation, or such other institution as may be appointed by the Corporation to hold Corporation Shares in Accounts of Participants under the Plan.

K.	“Deferred Compensation Plan(s)” means the 1999 Comerica Incorporated Deferred Compensation Plan, together with any and all amendments, restatements and/or modifications thereof, and/or the 1999 Comerica Incorporated Amended and Restated Common Stock Deferred Incentive Award Plan, together with any and all amendments, restatements and/or modifications thereof, or any plan adopted by the Corporation as a successor to the foregoing.

L.	“Disability” has the meaning set forth in Section V(D) hereof.

M.	“Employee” means an individual who renders service to the Corporation or one of its subsidiaries or affiliates as a common law employee or officer.

N.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

O.	“Management Incentive Plan” means the Amended and Restated Comerica Incorporated Management Incentive Plan, together with any and all amendments, restatements and/or modifications thereof, or any plan adopted by the Corporation as a successor to the foregoing.

P.	“Matching Contribution” means, subject to the limitations of Section V(C) hereof, a contribution by the Corporation, the gross amount of which shall equal 15% of the aggregate amount of Payroll Withholding Contributions, Service Award Contributions and/or Other Permitted Contributions made during the previous quarter. The Matching Contribution, net of all applicable withholding and deductions, shall be used to purchase Corporation Shares.

Q.	“Other Permitted Contribution” means a non-periodic contribution of a Participant to the Plan pursuant to guidelines approved by the Committee or the Plan Administrator from time to time.

R.	“Participant” means an Employee or former Employee who has an Account under the Plan.

S.	“Payroll Withholding Contribution” means a contribution of a Participant under the Plan equal to the percentage of the Participant’s gross Bi-Weekly Base Pay such Participant has elected to contribute to the Plan; provided, however, that in the event the Participant’s pay, less all applicable withholding and deductions, is less than the amount of his or her elected contribution, the contribution shall be reduced so as not to exceed 100% of the Participant’s net pay. Payroll Withholding Contributions shall be withheld by the Corporation and forwarded to the Custodian Bank, which shall utilize such contributions to purchase Corporation Shares for allocation to the Employee’s Account in accordance with the provisions of the Plan.

T.	“Plan” means the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan, as set forth herein and as hereinafter amended and/or restated from time to time.

U.	“Plan Administrator” means, unless determined otherwise by the Board or the Committee, the Director of Corporate Human Resources (or, if no individual is the Director of Corporate Human Resources, then the designated acting Director of Corporate Human Resources).

V.	“Plan Year” means the fiscal year on which the records of the Plan are kept, which shall be the calendar year; provided, however, that the first Plan Year shall be the period commencing April 1, 1997 and ending December 31, 1997.

W.	“Reinvested Cash Dividends” means cash dividends paid on Corporation Shares allocated to a Participant’s Account which are utilized to purchase additional Corporation Shares for such Participant’s Account.

X.	“Retirement” has the meaning set forth in Section V(D) hereof.

Y.	“Section 16 Insider” means any Participant who is designated by the Corporation as a reporting person under Section 16 of the Exchange Act.

Z.	“Service Award” means a discretionary award, in the form of a Service Award Contribution, made by the Corporation in recognition of an Employee’s service to the Corporation.

AA.	“Service Award Contribution” means a discretionary contribution by the Corporation to be allocated to a Participant’s Account in recognition of an Employee’s service to the Corporation. The Service Award Contribution, net of any applicable withholding and deductions, shall be used to purchase Corporation Shares.

BB.	“Share Retention Contribution” means, subject to fulfillment of the requirements in Section V(D) hereof, a contribution by the Corporation to be allocated to a Participant’s Account in a Plan Year equal to 5% of the amount of Payroll Withholding Contributions, Service Award Contributions and/or Other Permitted Contributions made to such Participant’s Account in the first of the two immediately preceding Plan Years as set forth in Section V(D). Share Retention Contributions shall be utilized to purchase additional Corporation Shares for the Participant’s Account.

CC.	“Two-Plan-Year-Period” means the two Plan Years immediately preceding the Plan Year in which a Share Retention Contribution is made.

SECTION III — INTRODUCTION

A.	Administration. The Plan shall be administered by the Committee; provided, however, that the Board shall have the authority to exercise any and all duties and responsibilities assigned to the Committee under the Plan. The Committee may delegate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including, without limitation, the Plan Administrator. In addition, unless determined otherwise by the Board or Committee, the Plan Administrator shall handle the day-to-day administration of the Plan. The Plan Administrator may employ accountants, legal counsel and any other experts he or she deems advisable to assist in the administration of the Plan.

B.	Corporation Shares. The aggregate number of Corporation Shares which may be purchased, or awarded as Service Award Contributions, under the Plan shall not exceed 5,000,000.

C.	Adjustments. In the event the number of outstanding Corporation Shares changes as a result of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution made to holders of Corporation Shares other than cash dividends, the number of Corporation Shares that may be purchased, or awarded as Service Award Contributions, under the Plan shall be automatically adjusted, and the Committee shall be authorized to make such other equitable adjustments as it deems necessary so that the value of the interest of the Participants shall not be decreased by reason of the occurrence of such event. Any such adjustment shall be deemed conclusive and binding on the Corporation, each Participant, his or her Beneficiaries and all other interested parties.

D.	Supplements. From time to time, supplements may be attached by amendment to and form a part of this Plan and shall be given the same effect that such provision would have if it was incorporated within the basic text of the Plan. Such supplements may modify or supplement the provisions of the Plan as they apply to particular groups of Employees or groups of Participants, shall specify the persons affected by such supplements and shall supersede the other provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan provisions and the provisions of such supplements.

E.	Non-Resident Aliens. With respect to non-resident alien Employees, the Committee or Plan Administrator may adopt one or more sets of procedures and provisions, which may be different than those included in this Plan for other Participants, with each set of procedures and provisions applying to some or all of such non-resident alien Employees, as determined by the Committee in its sole discretion or the Plan Administrator in his or her sole discretion, in order to comply with the applicable laws of the respective jurisdiction(s) in which such non-resident alien Employees live or work and/or to take into account other legal, tax, accounting and similar issues arising by virtue of the participation of such non-resident alien Employees. The adoption of any such procedures and provisions shall not be deemed an amendment to this Plan.

F.	Applicable Law. To the extent not preempted by the laws of the United States, the laws of the State of Delaware shall be the controlling law in all matters relating to this Plan.

SECTION IV — PARTICIPATION

A.	Eligibility. Any person who is or becomes an Employee may commence participation in the Plan as soon as administratively feasible on or subsequent to such individual’s date of hire; provided, however, that for purposes of the Plan, the Committee or the Plan Administrator may exclude from eligibility non-resident aliens (or classes of non-resident aliens), if any, if the requirements of local law, rules or regulations, including without limitation, the tax, labor, accounting or securities laws, rules, regulations or consequences, make participation by such non-resident aliens (or class(es) of non-resident aliens) impractical, as determined by the Committee in its sole discretion or the Plan Administrator in his or her sole discretion.

B.	Enrollment. Enrollment in the Plan shall be accomplished by such procedures as are established by the Committee or the Plan Administrator from time to time. Unless determined otherwise by the Committee or the Plan Administrator, Payroll Withholding Contributions will commence as of the first pay period which begins not less than ten days following a Participant’s communication of instructions to commence such contributions. Other Permitted Contributions will be made as soon as is administratively feasible, as determined by the Committee or the Plan Administrator, following the Corporation’s receipt of instructions to commence such contributions.

C.	Election Changes. A Participant may increase, decrease, cease or resume the amount of his or her Payroll Withholding Contributions by communicating further instructions pursuant to such procedures as are established by the Committee or the Plan Administrator from time to time. Election changes shall become effective as soon as administratively feasible after instructions have been properly communicated. There shall be no limitation on the number of election changes a Participant may make. A discontinuance of contributions in and of itself shall not constitute a withdrawal from the Plan.

SECTION V — CONTRIBUTIONS

A.	Payroll Withholding Contributions. Any Payroll Withholding Contribution shall equal at least 0.5% but not exceed 100% of a Participant’s Bi-Weekly Base Pay, net of all other applicable withholding and deductions. The Corporation shall remit these contributions to the Custodian Bank promptly.

B.	Other Permitted Contributions. A Participant may make Other Permitted Contributions in a single sum at such time or times permitted by the Committee or the Plan Administrator.

C.	Matching Contributions. The Corporation shall make a Matching Contribution equal to 15% of the Payroll Withholding Contributions, Service Award Contributions and/or Other Permitted

Contributions made by, or on behalf of, each Participant during any calendar quarter, provided there have been no withdrawals from the Participant’s Account during such quarter. Matching Contributions will not be made with respect to Share Retention Contributions. In addition, Matching Contributions will not be made with respect to Payroll Withholding Contributions, Service Award Contributions and/or Other Permitted Contributions made during any Plan Year to the extent such contributions exceed $25,000 in the aggregate. Matching Contributions will be made at or after the end of each calendar quarter and shall be net of all applicable withholding and deductions. A Participant shall be eligible to receive a Matching Contribution with respect to a calendar quarter if there have been no withdrawals during such quarter, even if the Participant’s employment terminated during such quarter for any reason.

D.	Share Retention Contributions. Subject to the conditions and limitations of this Section V(D), the Corporation shall allocate Share Retention Contributions to the Accounts of those Participants who qualify therefor. Subject to the conditions and limitations of this Section V(D), a Participant shall qualify for a Share Retention Contribution in a Plan Year if the Participant is employed on the last day of the relevant Two-Plan-Year-Period, and if, during such Two-Plan-Year-Period, there has not been a withdrawal of any of the following:

i.	Payroll Withholding Contributions, Service Award Contributions or Other Permitted Contributions made during such period;

ii.	Matching Contributions made during such period;

iii.	Corporation Shares purchased with any contributions referred to in to Section V(D)(i) or (ii); or

iv.	Corporation Shares purchased with dividends paid with respect to any shares referred to in Section V(D)(iii).

Share Retention Contributions will not be made with respect to Matching Contributions. In addition, Share Retention Contributions will not be made with respect to Payroll Withholding Contributions, Service Award Contributions and/or Other Permitted Contributions made during any Plan Year to the extent such contributions exceed $25,000 in the aggregate. Share Retention Contributions shall be made as soon as reasonably practicable after the first day of the Plan Year following a Two-Plan-Year-Period and shall be net of all applicable withholding and deductions.

Notwithstanding anything in this Section V(D) to the contrary, a Participant whose employment terminates by reason of Retirement, death or Disability prior to the end of a Two-Plan-Year-Period shall be eligible to receive a Share Retention Contribution with respect to such partial Two-Plan-Year-Period (consisting of the Plan Year during which the Participant’s employment so terminates and the immediately preceding Plan Year) if and only if there have been no withdrawals during such period (prior to termination of employment). The Share Retention Contribution made on behalf of any such eligible terminated Participant with respect to such period shall be prorated based on the number of days during the final Plan Year that the Participant was employed.

For purposes of this Section V(D), a Participant’s employment shall be considered to have terminated by reason of Retirement if he or she terminates employment with eligibility for, and elects to commence receipt of, an early or normal retirement benefit under a tax-qualified defined benefit retirement plan maintained by the Corporation, and a Participant’s employment shall be considered to have terminated by reason of Disability if he or she terminates employment with eligibility for, and is awarded, disability benefits under a long-term disability plan maintained by the Corporation.[1]

E.	Service Award Contributions. The Corporation may make Service Award Contributions to the Accounts of those Employees whom it wishes to recognize for service to the Corporation. Service Award Contributions are made at the discretion of the Corporation. All Corporation Service Awards related to Corporation Shares shall be made under this Plan through such Service Award Contributions.

F.	Assignment of Rights Under the Plan. Unless otherwise determined by the Committee, a Participant’s Account shall not be transferable by a Participant otherwise than by will or by the laws of intestacy; provided, however, that, a Participant may, in accordance with Section IX(A) and in the manner established by the Committee, designate one or more Beneficiaries to exercise the rights of the Participant and to receive any property payable or distributable with respect to such Participant’s Account upon the death of the Participant. Except as otherwise set forth in the Plan, during the Participant’s lifetime, only the Participant (or, if permissible under applicable law, the Participant’s guardian or legal representative) may make elections or withdrawals with respect to such Participant’s Account. Unless otherwise determined by the Committee, a Participant’s Account, or rights with respect to such Account, may not be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any of its subsidiaries or affiliates.

SECTION VI — ACQUISITION OF CORPORATION SHARES

A.	Application of Current Contributions. As soon as reasonably practicable following its receipt of Payroll Withholding Contributions, Other Permitted Contributions, Service Award Contributions, Matching Contributions and/or Share Retention Contributions, the Custodian Bank shall purchase the maximum number of Corporation Shares that the funds allocated to each Participant’s Account may purchase at the then-prevailing market prices. Such purchases may be in the open market or directly from the Corporation. Corporation Shares so acquired shall be allocated to the relevant Participant’s Account.

B.	Reinvested Cash Dividends. Any cash dividends paid on Corporation Shares allocated to any Participant’s Account shall be utilized by the Custodian Bank to purchase additional Corporation Shares at prices and in the manner specified above.

C.	Book Entry. Unless otherwise determined by the Committee or the Plan Administrator, Corporation Shares held under the Plan shall be held in book entry form, and the Custodian Bank or its nominee shall be identified as the owner thereof while such Corporation Shares remain in the Plan.

SECTION VII — RIGHTS WITH RESPECT TO SHARES HELD IN PLAN

All rights accruing to an owner of record of Corporation Shares shall belong to and be vested in the Participant for whose Account such Corporation Shares are being held by the Custodian Bank, including, without limitation, the right to receive all dividends payable in respect of such Corporation Shares, the right to receive all notices of stockholders’ meetings, the right to vote and the right to tender or refrain from tendering such Corporation Shares in response to a tender offer.

[1]	Please note that determination of disability and award of disability benefits may occur retroactively long after the Participant’s employment termination date and after the date that Share Retention Contribution determinations were otherwise made for the relevant Plan Year.

SECTION VIII — WITHDRAWALS FROM PLAN

A.	In-Service Withdrawals. A Participant may withdraw all or any portion of the balance of his or her Account from the Plan during the Participant’s employment. Unless determined otherwise by the Committee or the Plan Administrator, if the value of the Participant’s Account at the time the in-service withdrawal is requested is less than the value of ten Corporation Shares at such time, distribution will be made to the Participant in cash. Otherwise, the Participant may elect to receive a distribution in the form of cash or Corporation Shares. Any brokerage commissions incurred in connection with the sale of Corporation Shares to facilitate a distribution shall be charged to the Participant’s Account. A Participant shall not be entitled to receive a Matching Contribution with respect to any Payroll Withholding Contributions, Service Award Contributions and/or Other Permitted Contributions made during a calendar quarter if the Participant has made an in-service withdrawal during such quarter.

B.	Termination Withdrawals. A Participant or his or her Beneficiary(ies) must submit an application to withdraw the balance of his or her account not later than ninety days after the Participant’s employment terminates due to death, Disability, Retirement, voluntary resignation, involuntary dismissal or any other reason, or within ninety days after the Participant or his or her legal representative receives notice that the Plan has terminated. A withdrawal application will be provided to the Participant or Beneficiary(ies) upon the occurrence of any of the aforementioned circumstances. The application must be returned to the Custodian Bank within ninety days of receipt. If the Custodian Bank does not receive a withdrawal application by the specified deadline, it will distribute the balance of the Participant’s Account to the Participant or his or her legal representative in the form of whole Corporation Shares registered in the Participant’s name; provided, however, that unless determined otherwise by the Committee or the Plan Administrator, if the value of the Participant’s Account on the date of distribution is less than the value of ten Corporation Shares at such time, the distribution will be made in cash. If the Custodian Bank receives a withdrawal application by the specified deadline and the value of the Participant’s Account at the time the termination withdrawal is requested is less than the value of ten Corporation Shares at such time, then unless determined otherwise by the Committee or the Plan Administrator, the distribution will be made in cash. Otherwise, the Participant or his or her Beneficiary(ies) may elect to receive a distribution in the form of cash or Corporation Shares.

C.	Fractional Shares and Brokerage Commissions. In all cases, cash will be paid in lieu of fractional Corporation Shares. Any brokerage commissions incurred in connection with the sale of Corporation Shares to facilitate a distribution will be charged to the Participant’s Account.

D.	Special Rule Applicable To Section 16 Insiders. Except as otherwise determined by the Committee, a Section 16 Insider shall not be permitted to receive a cash distribution from the Plan, if, within the previous six months, he or she (or any other person whose transactions are attributed to the Section 16 Insider under Section 16 of the Exchange Act) either (i) acquired Corporation Shares in the open market or pursuant to a private transaction; or (ii) made an election under the Plan (or under any other Plan sponsored by the Corporation) that resulted in an acquisition of equity securities of the Corporation within the meaning of that term under Section 16 of the Exchange Act. The Committee or Plan Administrator may make such other rules as are necessary to comply with Section 16 of the Exchange Act, as amended from time to time.

SECTION IX — MISCELLANEOUS PROVISIONS

A.	Designation of Beneficiary. Upon becoming a Participant of the Plan, each Participant shall submit to Comerica Incorporated, Human Resources — Compensation, 411 West Lafayette, MC 3122, Detroit, MI 48226 (or to such other unit or person as designated by the Committee from time to time) a Beneficiary Designation Form designating one or more Beneficiaries to whom the balance of the Participant’s Account is to be distributed in the event assets remain in such Account at the time of the Participant’s death, or by whom any rights of the Participant, after the Participant’s death, may be exercised. A Beneficiary Designation Form will be effective only if it is signed by the Participant and submitted before the Participant’s death. Any subsequent Beneficiary Designation Form properly submitted will supersede any previous Beneficiary Designation Form so submitted. If a Participant designates a spouse as a Beneficiary, such designation shall automatically terminate and be of no effect following the divorce of the Participant and such individual, unless ratified in writing post-divorce.

If the primary Beneficiary shall predecease the Participant or the primary Beneficiary and the Participant die in a common disaster under such circumstances that it is impossible to determine who survived the other, the balance of the Participant’s Account shall be distributed to the alternate Beneficiary(ies) who survive(s) the Participant in accordance with this Plan. If there are no alternate Beneficiaries living or in existence at the date of the Participant’s death, or if the Participant has not submitted a valid Beneficiary Designation Form to the Corporation, the balance of the Participant’s Account shall be distributed in accordance with the terms of the Plan to the legal representative for the benefit of the Participant’s estate.

The Corporation reserves the right to distribute the balance of a Participant’s Account to his or her estate notwithstanding the designation of a Beneficiary, if the Corporation is unable to locate the Beneficiary, a dispute arises among Beneficiaries or under any other circumstances the Corporation deems appropriate.

B.	Withholding of Taxes. The Corporation shall withhold from any amounts payable to the Participant all Federal, state, city, or other taxes and/or other amounts as legally required by reason of Participant’s participation in this Plan.

C.	Expenses. All charges of the Custodian Bank, the cost of maintenance of the Accounts of Participants, the purchase of Corporation Shares, and the cost of transferring Corporation Shares to the Participants and Beneficiaries shall be borne by the Corporation; provided, however, that brokerage charges involved in the sale of Corporation Shares, if any, shall be charged to the relevant Participant’s Account.

D.	Compliance With Legal Requirements. The Corporation shall be bound by all applicable laws in operating this Plan and shall administer and interpret this Plan in accordance with legal requirements.

E.	Amendment, Term and Termination. The Committee reserves the right to amend and/or restate the Plan at any time or to terminate the Plan. The Plan shall continue indefinitely until terminated by the Committee.

SECTION X — EFFECTIVE DATE OF PLAN

This Plan will be effective as of June 30, 2003, subject to approval by at least a majority of the outstanding shares of common stock of the Corporation present and having voting power at the meeting at which this Plan is put to a vote.

Original Plan approved by the Compensation Committee on 11/15/96

This Amended and Restated Plan approved and ratified by the Compensation Committee on 03/22/04
This Amended and Restated Plan approved and ratified by the Board of Directors on 03/23/04
This Amended and Restated Plan approved and ratified by the Stockholders on

APPENDIX IV

COMERICA INCORPORATED

INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

SECTION I — PURPOSE

The purpose of this Comerica Incorporated Incentive Plan for Non-Employee Directors is to promote the continued prosperity of Comerica Incorporated by aligning the financial interests of the recipients of awards hereunder with those of the stockholders of Comerica Incorporated, to provide an additional incentive for such individuals to remain as directors, and to provide a means through which Comerica Incorporated may attract well-qualified individuals to serve as directors.

SECTION II — DEFINITIONS

For purposes of this Comerica Incorporated Incentive Plan for Non-Employee Directors, the following terms are defined as set forth below:

A.	“Affiliate” means (i) any entity that is controlled by the Corporation, whether directly or indirectly, or (ii) any entity in which the Corporation has a significant equity interest, as determined by the Committee.

B.	“Award” means an Option Award, a Stock Appreciation Right Award, a Restricted Stock Award, a Restricted Stock Unit Award or an Other Equity-Based Award.

C.	“Award Agreement” means a written document setting forth the terms and conditions of an Award.

D.	“Beneficiary Designation Form” means the form used to designate the Participant’s beneficiary(ies) to whom any amounts payable in the event of the Participant’s death are to be paid and by whom any rights of the Participant, after the Participant’s death, may be exercised, as such form may be modified by the Committee from time to time.

E.	“Board” means the Board of Directors of the Corporation.

F.	“Change of Control” has the meaning set forth in Section VI.

G.	“Committee” means the Corporate Governance and Nominating Committee or such other committee of the Board as the Board may from time to time designate.

H.	“Common Stock” means common stock, par value $5.00 per share, of the Corporation.

I.	“Corporation” means Comerica Incorporated, a Delaware corporation.

J.	“Eligible Director” means any individual serving as a member of the Board who is not an employee of the Corporation or any of its Subsidiaries or Affiliates.

K.	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

L.	“Fair Market Value” means, as of any given date, the closing price on the New York Stock Exchange, Inc. on that date, or if the Common Stock was not traded on the New York Stock Exchange, Inc. on such date, then on the last preceding date on which the Common Stock was traded, all as reported by such source as the Committee may select. If Fair Market Value for any date in question cannot be determined as provided above, Fair Market Value shall be determined by the Committee by whatever method or means the members, in the good faith exercise of their discretion, at that time shall deem appropriate.

M.	“Option” means a right to purchase a specified number of shares of Common Stock during a specified period pursuant to such terms as are determined by the Committee and as may be set forth in the applicable Award Agreement.

N.	“Option Award” means an Award granted under Section V(A).

O.	“Other Equity-Based Award” means an Award granted under Section V(E).

P.	“Participant” means any individual who has received an Award.

Q.	“Plan” means the Comerica Incorporated Incentive Plan for Non-Employee Directors, as set forth herein and as hereinafter amended and/or restated from time to time.

R.	“Restricted Stock” means shares of Common Stock that are subject to certain conditions and restrictions, as determined by the Committee and as may be set forth in the applicable Award Agreement.

S.	“Restricted Stock Award” means an Award granted under Section V(C).

T.	“Restricted Stock Unit” means a unit equivalent to a share of Common Stock that is subject to certain conditions and restrictions, as determined by the Committee and as may be set forth in the applicable Award Agreement.

U.	“Restricted Stock Unit Award” means an Award granted under Section V(D).

V.	“Section” means, unless otherwise specified, a Section of the Plan.

W.	“Stock Appreciation Right” means a right to receive payment in cash and/or shares of Common Stock equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Appreciation Right is exercised (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of the same number of shares of Common Stock on the date of grant of the Stock Appreciation Right.

X.	“Stock Appreciation Right Award” means an Award granted under Section V(B).

Y.	“Subsidiary” means any corporation, partnership or other entity, a majority of whose stock or interest is owned, directly or indirectly, by the Corporation.

SECTION III — ADMINISTRATION

A.	The Plan shall be administered by the Committee; provided, that the Board shall have the authority to exercise any and all duties and responsibilities assigned to the Committee under the Plan. Among other things, the Committee shall have the authority, subject to the terms of the Plan, to determine the type or types of Award(s), if any, to be granted to an Eligible Director, to grant Awards to Eligible Directors, to determine the number of shares of Common Stock or units to be covered by each such Award and otherwise to determine the terms and conditions thereof, and to amend such terms and conditions at any time and from time to time. Awards may be granted singly or in any combination. Awards granted under the Plan shall be evidenced by Award Agreements that set forth the terms and conditions for the respective Award, which may include, among other things, the provisions applicable in the event the Participant’s membership on the Board terminates. The Committee may, but need not, require the execution by a Participant of any such Award Agreement. Acceptance of the Award by the respective Participant shall constitute acceptance of the terms and conditions of the Award, including, without limitation, those set forth in the Award Agreement and the Plan.

B.	The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto) and to otherwise supervise the administration of the Plan.

C.	Determinations of the Committee shall be made by a majority vote of its members at a meeting at which a quorum is present or pursuant to a unanimous written consent of its members.

D.	The Committee may delegate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it; provided, that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or that is prohibited by applicable law or the applicable rules of the New York Stock Exchange, Inc. (or the applicable rules of such other securities exchange as may at the time of the delegation be the principal market for the Common Stock). Any such delegation may be revoked by the Committee at any time.

E.	Any determination made by the Committee or pursuant to delegated authority under the provisions of the Plan with respect to any Award shall be made in the sole and absolute discretion of the Committee or its delegate at the time of the grant of the Award or, unless in contravention of an express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriate delegate pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation, Participants, beneficiaries and other interested parties.

SECTION IV — COMMON STOCK SUBJECT TO THE PLAN

A.	The maximum number of shares of Common Stock that may be delivered under the Plan shall be 500,000. Shares issued pursuant to the Plan may be authorized and unissued shares, treasury shares, shares purchased in the open market or in private transactions, or any combination of the foregoing.

B.	If an Award is forfeited or cancelled, an Option or Stock Appreciation Right terminates, expires or lapses without being exercised or an Award is settled in cash rather than shares of Common Stock, the shares of Common Stock that had been subject thereto shall again be available for distribution in connection with Awards under the Plan.

C.	In the event the number of outstanding shares of Common Stock changes as a result of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution made to holders of Common Stock other than cash dividends, the number or kind of shares that may be issued under the Plan, and the number or kind of shares subject to, or the exercise price per share under, any outstanding Award, shall be automatically adjusted, and the Committee shall be authorized to make such other equitable adjustments of any Award or shares of Common Stock issuable pursuant thereto so that the value of the interest of the individual shall not be decreased by reason of the occurrence of such event. Any such adjustment shall be deemed conclusive and binding on the Corporation, each Participant, their beneficiaries and all other interested parties.

SECTION V — AWARDS

A.	Options. The Committee may grant Option Awards to Eligible Directors in accordance with the provisions of this subsection, subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate. Options granted under the Plan shall be non-qualified stock options.

1.	Exercise Price. The exercise price per share of Common Stock of an Option shall not be less than the Fair Market Value of a share of Common Stock on the date of grant.

2.	Option Term. The term of an Option shall not exceed ten years from the date of grant.

3.	Methods of Exercise. Subject to the provisions of the applicable Award Agreement, an Option may be exercised, in whole or in part, by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Option to be purchased, subject to such procedures as established by the Committee from time to time. Prior to settlement of any such exercise, the exercise price shall be satisfied in full in accordance with Section V(G).

4.	Rights upon Exercise. A Participant shall have all of the rights of a stockholder with respect to the shares purchased upon exercise of an Option when the Participant has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section IX(A).

B.	Stock Appreciation Rights. The Committee may grant Stock Appreciation Right Awards to Eligible Directors, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate, including, without limitation, the grant price, term, manner of exercise, dates of exercise, methods of settlement and form of such settlement (i.e., cash or shares of Common Stock).

C.	Restricted Stock. The Committee may grant Restricted Stock Awards to Eligible Directors in accordance with the provisions of this subsection, subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate.

1.	Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or the issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE COMERICA INCORPORATED INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS AND AN AWARD AGREEMENT. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE AT THE OFFICES OF COMERICA INCORPORATED AT 500 WOODWARD AVENUE, MC 3391, DETROIT, MICHIGAN 48226.

The Committee may require that the certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

2.	Rights of Holder of Restricted Stock. Except as provided in this Section V(C) and the applicable Award Agreement, a Participant to whom Restricted Stock is granted shall have all of the rights of a stockholder of the Corporation with respect to the Common Stock subject to the Restricted Stock Award, including, if applicable, the right to vote the shares and the right to receive any dividends and other distributions.

D.	Restricted Stock Units. The Committee may grant Restricted Stock Unit Awards to Eligible Directors, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine to be appropriate, including, without limitation, the time or times at which Restricted Stock Units will be granted, the number of shares to be represented by each such grant, the conditions for vesting thereof, the time or times within which Restricted Stock Units may be subject to forfeiture, the time or times at which Restricted Stock Units will be settled and the form of such settlement (i.e., cash or shares of Common Stock).

1.	Rights of Holder of Restricted Stock Units. A Participant to whom Restricted Stock Units are granted shall not have any rights of a stockholder of the Corporation with respect to the Common Stock represented by the Restricted Stock Unit Award. If so determined by the Committee, and subject to Section 13(e) of the Plan, Restricted Stock Units may include a dividend equivalent right, pursuant to which the Participant will either receive cash amounts (either paid currently or on a deferred and/or contingent basis) equivalent to the dividends and other distributions payable with respect to the number of shares of Common Stock represented by the Restricted Stock Units, or additional Restricted Stock Units representing such dividends and other distributions.

E.	Other Equity-Based Awards. The Committee may grant Other Equity-Based Awards to Eligible Directors in accordance with the provisions of this Section V(E) and subject to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Other Equity-Based Awards may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock (including, without limitation, securities convertible into Common Stock), as are deemed by the Committee to be consistent with the purpose of the Plan; provided, however, that such grants must comply with applicable law. Other Equity-Based Awards may be granted either alone or in conjunction with other Awards granted under the Plan.

F.	Deferred Shares of Common Stock. The Committee may from time to time establish procedures pursuant to which a Participant may elect to defer, until a time or times later than the exercise of an Option or a Stock Appreciation Right or the settlement or distribution of shares in respect of other Awards, receipt of all or a portion of the shares of Common Stock subject to such Award and/or to receive cash at such later time or times in lieu of such deferred shares, all on such terms and conditions as the Committee shall determine. If any such deferrals are permitted, then notwithstanding anything to the contrary contained herein or in an Award Agreement, a Participant who elects such deferral shall not have any rights as a stockholder with respect to such deferred shares unless and until shares are actually delivered to the Participant with respect thereto, except to the extent otherwise determined by the Committee.

G.	Forms of Payment by Participants. Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by a Participant upon the exercise or vesting of an Award may be made in such form or forms as the Committee shall determine.

H.	Limits on Transfer of Awards. Unless otherwise determined by the Committee, no Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of intestacy; provided, however, that, a Participant may, in accordance with Section IX(E) and in the manner established by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any property payable or distributable with respect to any Award upon the death of the Participant. Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Unless otherwise determined by the Committee, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Subsidiary or Affiliate.

I.	Term of Awards. Subject to any specific provisions of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

J.	Securities Law Restrictions. All certificates for shares of Common Stock or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, or the rules, regulations and other requirements of the Securities and Exchange Commission, the New York Stock Exchange, any other exchange on which shares of Common Stock may be eligible to be traded or any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

K.	Termination of Board Service as a Result of Death, Disability or Retirement. Unless otherwise determined by the Committee, if a Participant’s membership on the Board is terminated by the Participant’s death, disability or retirement, then on the date the Participant’s membership is so terminated:

1.	Any Options and Stock Appreciation Rights granted to such Participant that are outstanding as of the date the Participant’s membership is so terminated, and which are not then exercisable and vested, shall become fully vested and shall be exercisable for the remainder of the original Option or Stock Appreciation Right term.

2.	The restrictions and deferral limitations applicable to any Restricted Stock granted to such Participant shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

3.	All Restricted Stock Units granted to such Participant shall be considered to be fully vested, any deferral or other restriction shall lapse and such Restricted Stock Units shall be settled in cash as promptly as is practicable.

4.	All Other Equity-Based Awards granted to such Participant shall vest and be exercisable, or shall vest and be settled in cash as promptly as is practicable, as applicable.

The Committee shall have the sole and absolute discretion to determine whether the termination of a Participant’s Board membership is by reason of disability or retirement; provided, that any termination of a Participant’s Board membership, other than a removal for cause, as determined by the Committee in its sole and absolute discretion, that occurs following a Change of Control shall be deemed to be by reason of retirement.

L.	Other Termination of Board Service. Unless otherwise determined by the Committee, if a Participant’s membership on the Board is terminated for any reason other than death, disability or retirement, as provided in Section V(K), any outstanding Awards held by the Participant that are unvested on such date of termination shall be immediately forfeited and cancelled, and any outstanding Option or Stock Appreciation Right held by the Participant that is vested but unexercised as of the date of termination shall be exercisable for a period of ninety days after such termination or until the expiration date of the Option or Stock Appreciation Right, as the case may be, whichever date occurs earlier.

SECTION VI — CHANGE OF CONTROL PROVISIONS

A.	Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control:

1.	Any Options and Stock Appreciation Rights outstanding as of the date such Change of Control is determined to have occurred, and which are not then exercisable and vested, shall become fully vested and shall be exercisable for the remainder of the original Option or Stock Appreciation Right term.

2.	The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

3.	All Restricted Stock Units shall be considered to be fully vested, and any deferral or other restriction shall lapse and such Restricted Stock Units shall be settled in cash as promptly as is practicable.

4.	All Other Equity-Based Awards shall vest and be exercisable, or shall vest and be settled in cash as promptly as is practicable, as applicable.

5.	The Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan’s purposes.

B.	Definition of Change of Control. For purposes of the Plan, a “Change of Control” shall have the meaning set forth in the Comerica Incorporated 1997 Long-Term Incentive Plan, as amended and/or restated from time to time.

SECTION VII — TERMINATION AND AMENDMENT

A.	The Plan will terminate on the tenth anniversary of the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

B.	The Committee or the Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely impact the rights of a Participant under any Award theretofore granted without the Participant’s consent, except such an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Corporation’s stockholders to the extent such approval is required by applicable law or the applicable rules of the New York Stock Exchange, Inc. (or the applicable rules of such other securities exchange as may at the time be the principal market for the Common Stock).

C.	The Committee may amend the terms of any Option or other Award theretofore granted, prospectively or retroactively; provided, however, that no such amendment shall adversely impact the rights of any Participant without the Participant’s consent except such an amendment made to cause the Plan or Award to comply with applicable law, stock exchange rules or accounting rules; and provided, further, that in no event may an Option or other Award be repriced without the approval of the stockholders of the Corporation except due to an adjustment pursuant to Section IV(C).

D.	Subject to the above provisions and unless prohibited by applicable law or the applicable rules of the New York Stock Exchange, Inc. (or the applicable rules of such other securities exchange as may at the time be the principal market for the Common Stock), the Committee or the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION VIII — UNFUNDED STATUS OF PLAN

It is presently intended that the Plan will constitute an “unfunded” plan. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

SECTION IX — GENERAL PROVISIONS

A.	The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

B.	Notwithstanding any other provision of the Plan or any Award Agreements made pursuant thereto, the Corporation shall not be required to evidence book-entry registration of shares of Common Stock under the Plan or issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

1.	Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

2.	Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its sole and absolute discretion upon the advice of counsel, deem necessary or advisable; and

3.	Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its sole and absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

C.	Nothing contained in the Plan shall prevent the Corporation or any Subsidiary or Affiliate from adopting other or additional compensation arrangements for its directors.

D.	Adoption of the Plan shall not confer upon any Eligible Director any right to continued service on the Board.

E.	Upon becoming a Participant of the Plan, each Eligible Director shall submit to Comerica Incorporated, Human Resources — Compensation, 411 West Lafayette, MC 3122, Detroit, MI 48226 (or to such other unit or person as designated by the Committee from time to time) a Beneficiary Designation Form designating one or more beneficiaries to whom any Awards payable or distributable in the event of the Participant’s death are to be paid or distributed, or by whom any rights of the Participant, after the Participant’s death, may be exercised. A Beneficiary Designation Form will be effective only if it is signed by the Participant and submitted before the Participant’s death. Any subsequent Beneficiary Designation Form properly submitted will supersede any previous Beneficiary Designation Form so submitted. If a Participant designates a spouse as a beneficiary, such designation shall automatically terminate and be of no effect following the divorce of the Participant and such individual, unless ratified in writing post-divorce.

If the primary beneficiary shall predecease the Participant or the primary beneficiary and the Participant die in a common disaster under such circumstances that it is impossible to determine who survived the other, the Participant’s Awards remaining at the time of the Participant’s death shall be paid or distributed to the alternate beneficiary(ies) who survive(s) the Participant in accordance with this Plan and the applicable Award Agreement.

If there are no alternate beneficiaries living or in existence at the date of the Participant’s death, or if the Participant has not submitted a valid Beneficiary Designation Form to the Corporation, the remaining Awards shall be distributed or paid in accordance with the terms of the Plan and the Award Agreement to the legal representative for the benefit of the Participant’s estate.

F.	The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION X — EFFECTIVE DATE OF PLAN

This Plan shall be effective as of the date it is approved by at least a majority of the outstanding shares of Common Stock of the Corporation present and having voting power at the meeting at which this Plan is put to a vote.

Approved by the Corporate Governance and Nominating Committee on 03/23/04

Approved by the Board of Directors on 03/23/04
Approved by the Stockholders on

Location of Comerica Incorporated

2004 Annual Meeting of Shareholders

Max M. Fisher Music Center (“The Max”)

3711 Woodward Avenue
Detroit, Michigan 48201
(313) 576-5188
www.detroitsymphony.com/max/

Complimentary valet parking is available at The Max’s main entrance on Woodward Avenue.

Briefcases, purses and other bags brought into the meeting may be subject to inspection at the door.

PLEASE VOTE BY TELEPHONE OR THE INTERNET.
PLEASE READ THE INSTRUCTIONS BELOW.

Comerica encourages you to take advantage of the following convenient ways to vote your shares for matters to be covered at the 2004 Annual Meeting of Shareholders. Please take the opportunity to use one of the two voting methods outlined below to cast your ballot. These methods are easy to use and save Comerica postage and other expenses.

VOTE BY PHONE: 1-800-560-1965

•	Use any touch-tone telephone to vote your proxy.
•	Have your proxy card and the last four digits of your Social Security Number available when you call.
•	Follow the simple instructions the system provides you.
•	You may dial this toll free number at your convenience, 24 hours a day, 7 days a week. The deadline for telephone voting is noon (Central Daylight Time), May 17, 2004. For shares held in Comerica’s employee benefit plans, the deadline is noon (Central Daylight Time), May 16, 2004.

OR

VOTE BY THE INTERNET: http://www.eproxy.com/cma/

•	Use the Internet to vote your proxy.
•	Have your proxy card and the last four digits of your Social Security Number available when you access the web site.
•	Follow the simple instructions to obtain your records and create an electronic ballot.
•	You may log on to this Internet site at your convenience, 24 hours a day, 7 days a week. The deadline for Internet voting is noon (Central Daylight Time), May 17, 2004. For shares held in Comerica’s employee benefit plans, the deadline is noon (Central Daylight Time), May 16, 2004.

If you vote by phone or vote using the Internet, please do not mail your proxy.

THANK YOU FOR VOTING BY PHONE OR THE INTERNET.

Important Notice Regarding Delivery of Security Holder Documents

The Securities and Exchange Commission adopted rules that allow Comerica Incorporated (“Comerica”) to deliver a single annual report, proxy statement, proxy statement combined with a prospectus, or information statement, as applicable, to any household at which two or more shareholders reside who share the same last name or whom Comerica reasonably believes to be members of the same family. This procedure is referred to as “Householding.” The Delaware Code also allows Householding of notices to shareholders.

If you share the same last name and address with one or more shareholders, from now on, unless we receive contrary instructions from you, your household will receive only one copy of Comerica’s annual report, notice of annual or special meeting of shareholders, proxy statement, proxy statement combined with a prospectus, or information statement, as applicable. We will include with the Householded materials for our annual meeting a separate proxy card for each registered shareholder at your address. Householding may not apply with respect to accounts under certain of Comerica’s employee benefit plans.

If you object to Householding, or if you wish to revoke your consent to Householding in the future, call Wells Fargo Shareowner Services, our Stock Transfer Agent, at 1-877-602-7615. You will need to enter your account number and Comerica number 114.

If we do not hear from you, you will be deemed to have consented to the delivery of only one set of these documents to your household. Comerica intends to Household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

Your participation in this program is encouraged. It will reduce the volume of duplicate information received at your household, as well as the cost to Comerica of preparing and mailing duplicate materials.

COMERICA INCORPORATED

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2004

Date:	May 18, 2004
Time:	9:30 a.m., Eastern Daylight Savings Time
Place:	Max M. Fisher Music Center
3711 Woodward Avenue
Detroit, Michigan 48201

We invite you to attend the Comerica Incorporated Annual Meeting of Shareholders to:

1.	Elect six Class II Directors for three-year terms expiring in 2007 or upon the election and qualification of their successors;

2.	Approve and ratify the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan;

3.	Approve the Comerica Incorporated Incentive Plan for Non-Employee Directors;

4.	Ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2004; and

5.	Transact any other business that is properly submitted before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The record date for the Annual Meeting is March 22, 2004 (the “Record Date”). Only shareholders of record at the close of business on that date can vote at the Annual Meeting. Comerica mailed this Notice of Annual Meeting to those shareholders. Action may be taken at the Annual Meeting on any of the foregoing proposals on the date specified above or any date or dates to which the Annual Meeting may be adjourned or postponed.

Comerica will have a list of shareholders who can vote at the Annual Meeting available for inspection by shareholders at the Annual Meeting, and, for ten days prior to the Annual Meeting, during regular business hours at the offices of the Comerica Corporate Legal Department, Comerica Tower at Detroit Center, 500 Woodward Avenue, MC 3391, Detroit, Michigan 48226.

If you plan to attend the Annual Meeting but are not a shareholder of record because you hold your shares in street name, please bring evidence of your beneficial ownership of your shares (e.g., a copy of a recent brokerage statement showing the shares) with you to the Annual Meeting. See “Questions and Answers” (Question 4) in the Proxy Statement for a discussion of the difference between a shareholder of record and a street name holder.

Whether or not you plan to attend the Annual Meeting and whether you own a few or many shares of stock, the Board of Directors urges you to vote promptly. You may vote by signing, dating and returning the enclosed proxy card, by using the automated telephone voting system (for shares held in your own name or in certain of Comerica’s employee benefit plans), or by using the Internet voting system (for shares held in your own name or in certain of Comerica’s employee benefit plans). You will find instructions for voting by telephone and by the Internet on the enclosed proxy card.

By Order of the Board of Directors,

Jon W. Bilstrom
Executive Vice President — Governance,
Regulatory Relations and Legal Affairs, and
Corporate Secretary

April 2, 2004

COMERICA INCORPORATED
2004 ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2004
9:30 a.m.

Max M. Fisher Music Center
3711 Woodward Avenue
Detroit, Michigan

If you consented to access your proxy information electronically, you may view it by going to the following website on the Internet: http://www.comerica.com. Click on “Investor Relations,” then on “Investor’s Overview.”

If you would like to access proxy information electronically in the future rather than receive paper copies in the mail, please visit www.econsent.com/cma/ and follow the instructions.

Please detach here

proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned appoints Mark W. Yonkman and Anthony G. Morrow as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Comerica Incorporated held of record by the undersigned on March 22, 2004, at the annual meeting of shareholders to be held on May 18, 2004 and any adjournment or postponement of the meeting. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting.

This card also constitutes voting instructions to the trustees or administrators, as applicable, of certain of Comerica’s employee benefit plans to vote shares attributable to accounts the undersigned may hold under such plans as indicated on the reverse of this card. If no voting instructions are provided, the shares will be voted in accordance with the provisions of the respective plans.

COMERICA INCORPORATED
2004 ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2004
9:30 a.m.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK ***** EASY ***** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 17, 2004. For shares held in Comerica’s employee benefit plans, the deadline is 12:00 p.m. (CT) on May 16, 2004.

•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/cma/ — QUICK ***** EASY ***** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 17, 2004. For shares held in Comerica’s employee benefit plans, the deadline is 12:00 p.m. (CT) on May 16, 2004.

•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Comerica Incorporated, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Please detach here

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	Election of directors:	01 Ralph W. Babb, Jr.	02 James F. Cordes	☐	Vote FOR	☐	Vote WITHHELD
		03 Peter D. Cummings	04 Todd W. Herrick		all nominees		from all nominees
		05 William P. Vititoe	06 Kenneth L. Way		(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval and Ratification of the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan	☐	For	☐	Against	☐	Abstain
3.	Approval of the Comerica Incorporated Incentive Plan for Non-Employee Directors	☐	For	☐	Against	☐	Abstain
4.	Ratification of the Appointment of Ernst & Young LLP as Independent Auditors	☐	For	☐	Against	☐	Abstain

IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED.

Address Change? Mark Box ☐
Indicate changes below:

Date

Signature(s) in Box
Please sign exactly as your name appears. When shares are held by joint tenants, all must sign. Please give full title when signing as attorney, executor, administrator, trustee or guardian. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned appoints Mark W. Yonkman and Anthony G. Morrow as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated on the reverse side, all the shares of common stock of Comerica Incorporated held of record by the undersigned on March 22, 2004, at the annual meeting of shareholders to be held on May 18, 2004 and any adjournment or postponement of the meeting. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting.

COMERICA INCORPORATED
2004 ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2004
9:30 a.m.

Max M. Fisher Music Center
3711 Woodward Avenue
Detroit, Michigan

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.	Election of directors:	01 Ralph W. Babb, Jr.	02 James F. Cordes	☐	Vote FOR	☐	Vote WITHHELD
		03 Peter D. Cummings	04 Todd W. Herrick		all nominees		from all nominees
		05 William P. Vititoe	06 Kenneth L. Way		(except as marked)

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Approval and Ratification of the Comerica Incorporated Amended and Restated Employee Stock Purchase Plan	☐	For	☐	Against	☐	Abstain
3.	Approval of the Comerica Incorporated Incentive Plan for Non-Employee Directors	☐	For	☐	Against	☐	Abstain
4.	Ratification of the Appointment of Ernst & Young LLP as Independent Auditors	☐	For	☐	Against	☐	Abstain

IN THEIR DISCRETION, PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE MATTERS LISTED.

Address Change? Mark Box ☐
Indicate changes below:

Date

Signature(s) in Box
Please sign exactly as your name appears. When shares are held by joint tenants, all must sign. Please give full title when signing as attorney, executor, administrator, trustee or guardian. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.